                                                                    EXHIBIT 10.2

--------------------------------------------------------------------------------

                              SALE AND SERVICING


                                   AGREEMENT


                                     among


                   TFC AUTOMOBILE RECEIVABLES TRUST 2000-1,
                                    Issuer,


                       TFC RECEIVABLES CORPORATION III,
                                    Seller,


                             THE FINANCE COMPANY,
                                   Servicer,


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                 Trust Collateral Agent and Back-up Servicer,


                                      and


                     WELLS FARGO FINANCIAL AMERICA, INC.,
                              Successor Servicer

                        Dated as of September 26, 2000

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                               Page
ARTICLE I     Definitions.....................................................................  2
     SECTION 1.1.            Definitions......................................................  2
     SECTION 1.2.            Other Definitional Provisions.................................... 20
     SECTION 1.3.            Usage of Terms................................................... 21
     SECTION 1.4.            Certain References............................................... 21
     SECTION 1.5.            No Recourse...................................................... 21
     SECTION 1.6.            Action by or Consent of Noteholders and Certificateholders....... 21
     SECTION 1.7.            Material Adverse Effect.......................................... 22
ARTICLE II    Conveyance of Receivables....................................................... 22
     SECTION 2.1.            Conveyance of Receivables........................................ 22
     SECTION 2.2.            Further Encumbrance of Trust Property............................ 24
ARTICLE III   The Receivables................................................................. 24
     SECTION 3.1.            Representations and Warranties of Seller......................... 24
     SECTION 3.2.            Repurchase upon Breach........................................... 25
     SECTION 3.3.            Custody of Receivables Files..................................... 26
ARTICLE IV    Administration and Servicing of Receivables..................................... 27
     SECTION 4.1.            Duties of the Servicer........................................... 27
     SECTION 4.2.            Collection of Receivable Payments; Modifications of
                             Receivables...................................................... 28
     SECTION 4.3.            Realization Upon Receivables..................................... 30
     SECTION 4.4.            Insurance........................................................ 32
     SECTION 4.5.            Maintenance of Security Interests in Vehicles.................... 32
     SECTION 4.6.            Purchase of Receivables Upon Breach of Covenant.................. 33
     SECTION 4.7.            Total Servicing Fee; Payment of Certain Expenses by Servicer..... 34
     SECTION 4.8.            Servicer's Certificate........................................... 34
     SECTION 4.9.            Annual Statement as to Compliance, Notice of Servicer
                             Termination Event................................................ 35
     SECTION 4.10.           Independent Accountants' Report.................................. 36
     SECTION 4.11.           Access to Certain Documentation and Information
                             Regarding Receivables............................................ 36
     SECTION 4.12.           Monthly Duties of Back-up Servicer and Successor Servicer........ 36

                              TABLE OF CONTENTS
                                  (continued)

                                                                                              Page
     SECTION 4.13.           Retention and Termination of Servicer............................ 39
     SECTION 4.14.           Fidelity Bond.................................................... 39
ARTICLE V     Trust Accounts and Spread Account; Payments; Statements to
              Certificateholders and Noteholders.............................................. 40
     SECTION 5.1.            Establishment of Trust Accounts and Spread Account............... 40
     SECTION 5.2.            Reserved......................................................... 42
     SECTION 5.3.            Certain Reimbursements to the Servicer........................... 42
     SECTION 5.4.            Application of Collections....................................... 43
     SECTION 5.5.            Spread Account................................................... 43
     SECTION 5.6.            Additional Deposits.............................................. 45
     SECTION 5.7.            Payments......................................................... 45
     SECTION 5.8.            Note Payment Account............................................. 47
     SECTION 5.9.            [Reserved.]...................................................... 49
     SECTION 5.10.           [Reserved.]...................................................... 49
     SECTION 5.11.           Statements to Certificateholders and Noteholders................. 49
     SECTION 5.12.           Optional Deposits by the Insurer................................. 50
ARTICLE VI    The Note Policy................................................................. 50
     SECTION 6.1.            Claims Under Note Policy......................................... 50
     SECTION 6.2.            Preference Claims................................................ 51
     SECTION 6.3.            Surrender of Policy.............................................. 52
ARTICLE VII   RESERVED........................................................................ 52
ARTICLE VIII  The Seller...................................................................... 52
     SECTION 8.1.            Covenants, Representations, and Warranties of Seller............. 52
     SECTION 8.2.            Corporate Existence.............................................. 54
     SECTION 8.3.            Liability of Seller; Indemnities................................. 55
     SECTION 8.4.            Merger or Consolidation of, or Assumption of the
                             Obligations of, Seller........................................... 56
     SECTION 8.5.            Limitation on Liability of Seller and Others..................... 57
     SECTION 8.6.            Seller May Own Certificates or Notes............................. 57

                              TABLE OF CONTENTS
                                  (continued)

                                                                                              Page
ARTICLE IX    The Servicer.................................................................... 57
     SECTION 9.1.            Covenants, Representations, and Warranties of Servicer........... 57
     SECTION 9.2.            Liability of Servicer; Indemnities............................... 61
     SECTION 9.3.            Merger or Consolidation of, or Assumption of the Obligations
                             of, the Servicer or the Trust Collateral Agent................... 63
     SECTION 9.4.            Limitation on Liability of Servicer, Trust Collateral
                             Agent and Others................................................. 64
     SECTION 9.5.            Delegation of Duties............................................. 65
     SECTION 9.6.            Servicer and Trustee Not to Resign............................... 65
ARTICLE X     Default......................................................................... 66
     SECTION 10.1.           Servicer Termination Event....................................... 66
     SECTION 10.2.           Consequences of a Servicer Termination Event..................... 68
     SECTION 10.3.           Consequences of an Insurance Agreement Event of Default.......... 68
     SECTION 10.4.           Appointment of Successor......................................... 69
     SECTION 10.5.           Notification to Noteholders and Certificateholders............... 71
     SECTION 10.6.           Waiver of Past Defaults.......................................... 71
     SECTION 10.7.           Termination of Trustee........................................... 71
     SECTION 10.8.           Successor Servicer............................................... 72
     SECTION 10.9.           Termination of Back-up Servicer.................................. 73
     SECTION 10.10.          Termination of Successor Servicer................................ 73
ARTICLE XI    Termination..................................................................... 73
     SECTION 11.1.           Optional Redemption of the Notes................................. 73
ARTICLE XII   Administrative Duties of the Servicer........................................... 74
     SECTION 12.1.           Administrative Duties............................................ 74
     SECTION 12.2.           Records.......................................................... 77
     SECTION 12.3.           Additional Information to be Furnished to the Issuer............. 77
ARTICLE XIII  Miscellaneous Provisions........................................................ 77
     SECTION 13.1.           Amendment........................................................ 77
     SECTION 13.2.           Protection of Title to Trust..................................... 79
     SECTION 13.3.           Notices.......................................................... 80
     SECTION 13.4.           Assignment....................................................... 81

                              TABLE OF CONTENTS
                                  (continued)

                                                                                              Page
     SECTION 13.5.           Limitations on Rights of Others.................................. 82
     SECTION 13.6.           Severability..................................................... 82
     SECTION 13.7.           Separate Counterparts............................................ 82
     SECTION 13.8.           Headings......................................................... 82
     SECTION 13.9.           Governing Law.................................................... 82
     SECTION 13.10.          Assignment to Trustee............................................ 82
     SECTION 13.11.          Nonpetition Covenants............................................ 82
     SECTION 13.12.          Limitation of Liability of Owner Trustee, Trust
                             Collateral Agent and the Successor Servicer...................... 83
     SECTION 13.13.          Independence of the Servicer..................................... 83
     SECTION 13.14.          No Joint Venture................................................. 84
     SECTION 13.15.          Limited Recourse................................................. 84
     SECTION 13.16.          Third Party Beneficiary.......................................... 85


SCHEDULES
Schedule A   -      Schedule of Receivables
Schedule B   -      Schedule of Representations and Warranties
Schedule C   -      Monthly Account Information


                                     EXHIBITS

Exhibit A   -   Form of Servicer's Certificate
Exhibit B   -   Form of Deficiency Claim Notice
Exhibit C   -   Form of Request for Release and Receipt of Documents
Exhibit D   -   Form of Trustee's Acknowledgement
Exhibit E   -   The Finance Company Charge-Off Policy
Exhibit F       The Finance Company Allowable Delinquency Policy
Exhibit G       The Finance Company Delinquency Policy

          SALE AND SERVICING AGREEMENT dated as of September 26, 2000, among TFC AUTOMOBILE RECEIVABLES TRUST 2000-1, a Delaware business trust (the "Issuer"),
                                                                     ------
TFC RECEIVABLES CORPORATION III, a Delaware corporation (the "Seller"), THE
                                                              ------
FINANCE COMPANY, a Virginia corporation ("TFC" or, in its capacity as Servicer
                                          ---
hereunder, the "Servicer"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a
                --------
national banking association (in its capacity as Trustee, the "Trustee", in its
                                                               -------
capacity as Trust Collateral Agent, the "Trust Collateral Agent" in its capacity
                                         ----------------------
as Back-up Servicer, the "Back-up Servicer" and in its capacity as P.O. Box
                          ----------------
Owner, the "P.O. Box Owner") and WELLS FARGO FINANCIAL AMERICA, INC. (in its
            --------------
capacity as Successor Servicer, the "Successor Servicer").
                                     ------------------

          WHEREAS, the Issuer has entered into an Indenture dated as of September 26, 2000, with the Trust Collateral Agent and the Trustee, pursuant to which the Notes will be issued.

          WHEREAS, TFC and the Seller have entered into a Purchase Agreement to provide for, among other things, the transfer by TFC to the Seller of all of TFC's right, title and interests in and to certain receivables on the Closing Date, which the Seller is assigning to the Trust hereby, and which the Trust will assign to the Trustee, for the benefit of the Insurer and the Noteholders pursuant to the Indenture. As a precondition to the effectiveness of the Purchase Agreement, TFC, the Seller, the Trust Collateral Agent, the Back-up Servicer, the P.O. Box Owner, the Successor Servicer and the Issuer will enter into this Agreement to provide for the servicing of the Assets;

          WHEREAS, the Seller is and will be conveying to the Issuer, among other things, all of the Seller's rights derived under this Agreement, and TFC and the Seller each agree that all covenants, representations, warranties and agreements made by it in the Purchase Agreement with respect to itself or such receivables shall also be for the benefit of the Trustee, on behalf of the Noteholders and the Insurer;

          WHEREAS, TFC, in its capacity as Servicer, agrees that all representations, warranties, covenants and agreements made by the Servicer herein with respect to such receivables shall also be for the benefit of the Trustee, the Insurer and the Noteholders from time to time;

          WHEREAS, for their services under this Agreement, the Servicer, the Back-up Servicer, the Successor Servicer and the Trustee will receive the compensation described herein or in the Indenture;

          WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by The Finance Company directly or indirectly through motor vehicle dealers;

          WHEREAS, the Seller has purchased such receivables from The Finance Company and is willing to sell such receivables to the Issuer; and

          WHEREAS, the Servicer is willing to service all such receivables;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.1.  Definitions.  Whenever used in this Agreement, the following
                   -----------
words and phrases shall have the following meanings:

          "Accountants' Report" means the report of a firm of nationally
           -------------------
recognized independent accountants described in Section 4.10.

          "Accounting Date" means, with respect to a Payment Date, the last day
           ---------------
of the Monthly Period immediately preceding such Payment Date.

          "Actuarial Method" means the method of allocating a fixed level
           ----------------
monthly payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (a) 1/12, (b) the fixed annual rate of interest on such obligation and (c) the outstanding principal balance of such obligation.

          "Actuarial Receivable" means a Receivable under which the portion of
           --------------------
the payment allocated to interest and the portion of the payment allocable to principal is determined in accordance with the Actuarial Method.

          "Additional Principal Payment Amount" means, with respect to any
           -----------------------------------
Payment Date, the lesser of (a) the remaining Available Funds on such Payment Date (after all payments referred to in clauses (i) through (vi) of the priority of payments set forth in Section 5.7(a)), and (b) the amount required to reduce the Note Principal Balance to 75% of the Pool Balance at such Payment Date.

          "Administrative Receivable" means, with respect to any Monthly Period,
           -------------------------
a Receivable which the Servicer is required to purchase pursuant to Section 4.6 on the Deposit Date with respect to such Monthly Period.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect
                                               -------
to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
                                                     -----------
"controlled" have meanings correlative to the foregoing.
-----------

          "Aggregate Principal Balance" means, with respect to any date of
           ---------------------------
determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable before or during the related Monthly Period and (ii) any Receivable that became a Purchased Receivable before or during the related Monthly Period) as of the immediately preceding Accounting Date.

          "Agreement" means this Sale and Servicing Agreement, as the same may
           ---------
be amended and supplemented from time to time.

          "Allowable Delinquency Policy" means The Finance Company Allowable
           ----------------------------
Delinquency Policy attached hereto as Exhibit F.

          "Amount Available" means, with respect to a Payment Date, the sum of
           ----------------
(i) the Available Funds for the immediately preceding Determination Date, plus
(ii) the amount on deposit in the Spread Account for the immediately preceding Determination Date.

          "Amount Financed" means, with respect to a Receivable, the aggregate
           ---------------
amount advanced to the Obligor under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed by auto lenders as part of retail automobile installment sale contracts or promissory notes.

          "Annual Percentage Rate" or "APR" of a Receivable means the annual
           ----------------------      ---
percentage rate of finance charges or service charges, as stated in the related Contract.

          "Authorized Officer" means, (i) in the case of the Trustee, the Back-
           ------------------
up Servicer or the Successor Servicer, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice-president or managing director, the secretary, any assistant secretary or any other officer of the Trustee, the Back-up Servicer or the Successor Servicer, as applicable, customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) means in the case of TFC, the chief executive officer, the chief financial officer or the president of TFC.

          "Available Funds" means, with respect to any Determination Date, the
           ---------------
sum of (i) the Collected Funds for such Determination Date, (ii) all Purchase Amounts deposited in the Collection Account during the related Monthly Period, plus Investment Earnings with respect to the Trust Accounts for the related Payment Date, (iii) following the acceleration of the Notes pursuant to Section
5.2 of the Indenture, the amount of money or property collected pursuant to
Section 5.4 of the Indenture since the preceding Determination Date by the Trustee or Controlling Party for distribution pursuant to Section 5.7 hereof, and (iv) the proceeds of any redemption of the Notes described in Section 11.1 hereof.

          "Average Delinquency Ratio" means, with respect to any Determination
           -------------------------
Date, the arithmetic average of the Delinquency Ratios (as such term is defined in the Insurance Agreement) for such Determination Date and the two immediately preceding Determination Dates.

          "Base Servicing Fee" means, with respect to any Monthly Period, the
           ------------------
fee payable to the Servicer for services rendered during such Monthly Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the close of business on the last day of the preceding Monthly Period; provided, however, if the Successor Servicer has succeeded TFC
                --------  -------
as the Servicer, with respect to any Monthly Period, the fee payable to the Successor Servicer for services rendered during such Monthly Period, shall be equal to the greater of (a) the amount described above and (b) $15 per Receivable per Monthly Period to be serviced as of the close of business on the last day of the preceding Monthly Period.

          "Basic Documents" means this Agreement, the Certificate of Trust, the
           ---------------
Trust Agreement, the Purchase Agreement, the Indenture, the Insurance Agreement, the Certificate to the Trustee, the Premium Letter, the Standby Processing Agreement, the Stock Pledge Agreement, the Note Purchase Agreement, the Parent Support Agreement and the Fort Knox Letters and other documents and certificates delivered in connection therewith.

          "Bulk Product" means installment sales contracts acquired on a group
           ------------
basis by TFC through the purchase of a portfolio of performing contracts from a Dealer's portfolio of existing installment sales contracts.

          "Business Day" means a day other than a Saturday, a Sunday or other
           ------------
day on which commercial banks located in the states of Delaware, Virginia, Minnesota or New York, or in the State where any successor to the Servicer is located are authorized or obligated to be closed.

          "Certificate" means a Trust Certificate (as defined in the Trust
           -----------
Agreement).

          "Certificate Distribution Account" means the account to be established
           --------------------------------
and maintained by the Owner Trustee on behalf of the Certificateholders pursuant to Section 3.5 of the Trust Agreement.

          "Certificateholder" has the meaning assigned to such term in the Trust
           -----------------
Agreement.

          "Charge-Off Policy" means The Finance Company Charge-Off Policy
           -----------------
attached hereto as Exhibit E.

          "Closing Date" means September 27, 2000.
           ------------

          "Collected Funds" means, with respect to any Determination Date, the
           ---------------
amount of funds in the Collection Account representing collections on the Receivables deposited to the Collection Account during the related Monthly Period, including all Net Liquidation Proceeds collected during the related Monthly Period (but excluding any Purchase Amounts deposited in the Collection Account pursuant to Sections 3.2 or 4.6 of this Agreement); provided, however,
                                                            --------  -------
that collections on Receivables deposited to the Collection Account during such Monthly Period (or any earlier Monthly Period) which are required to be deposited to the Collection Account during the next succeeding Monthly Period shall be treated hereunder as "Collected Funds" with
                                                         ---------------
respect to such next succeeding Monthly Period and not as "Collected Funds" for
                                                           ---------------
the Monthly Period relating to such Determination Date.

          "Collection Account" means the account designated as such, established
           ------------------
and maintained pursuant to Section 5.1.

          "Collection Records" means all manually prepared or computer generated
           ------------------
records relating to collection efforts or payment histories with respect to the Receivables.

          "Computer Tape" means the computer tapes or other electronic media
           -------------
furnished or required to be furnished by the Seller to the Issuer and its assigns describing certain characteristics of the Receivables.

          "Contract" means a motor vehicle retail installment sale contract.
           --------

          "Controlling Party" means (a) the Insurer, so long as no Insurer
           -----------------
Default shall have occurred and be continuing and (i) there are Notes outstanding, (ii) any amounts due to the Insurer remain unpaid or (iii) the Note Policy has not expired according to its terms and (b) in all other cases, the Security Majority.

          "Corporate Trust Office" means (i) with respect to the Owner Trustee,
           ----------------------
the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, and
(ii) with respect to the Trustee and the Trust Collateral Agent, the principal corporate trust office of the Trustee, which at the time of execution of this agreement is Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-Asset Backed Administration.

          "Cram Down Loss" means, with respect to a Receivable, if a court of
           --------------
appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivable Payments to be made on a Receivable, an amount equal to
(i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or
(ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the principal balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivable Payments as so modified or restructured. A "Cram Down Loss" shall be
                                                        --------------
deemed to have occurred on the date of issuance of such order.

          "Credit Facility" means the Amended and Restated Motor Vehicle
           ---------------
Installment Contract Loan and Security Agreement, between TFC and GE Capital, dated as of January 1, 1999.

          "Cut-Off Date" means the close of business on June 30, 2000.
           ------------

          "Dealer" means (a) a dealer who sold a Financed Vehicle and who
           ------
originated and assigned the respective Receivable or (b) a third party (which in no event shall be an Affiliate of TFC) who purchased a Receivable from a Dealer and who sold such Receivable to TFC under a Dealer Agreement or pursuant to a Dealer Assignment.

          "Dealer Agreement" means an agreement between a Dealer and TFC
           ----------------
relating to the acquisition of Receivables from such Dealer by TFC.

          "Dealer Assignment" means, with respect to a Receivable, the
           -----------------
assignment executed by a Dealer conveying such Receivable to TFC.

          "Dealer Underwriting Guide" means TFC's Credit Approval Guidelines
           -------------------------
used by TFC in the purchase of Receivables under its Point-of-Sale Program, as amended from time to time.

          "Deficiency Claim Amount" shall have the meaning set forth in Section
           -----------------------
5.5.

          "Deficiency Claim Date" means, with respect to any Payment Date, the
           ---------------------
fourth Business Day immediately preceding such Payment Date.

          "Deficiency Notice" shall have the meaning set forth in Section 5.5.
           -----------------

          "Delinquency Category" means (a) for Receivables having monthly
           --------------------
Scheduled Receivable Payments in respect of which the relevant Obligor shall have failed to make a Scheduled Receivable Payment or a portion thereof on the due date therefor, the applicable Delinquency Category into which such Receivable falls based on the number of months delinquent, as described in Exhibit G hereto and (b) for Receivables not having monthly Scheduled Receivable Payments in respect of which the relevant Obligor shall have failed to make a Scheduled Receivable Payment or a portion thereof on the due date therefor, the applicable Delinquency Category into which such Receivable falls based on the number of weeks delinquent, as described in Exhibit G hereto.

          "Delinquent Receivable" means a Receivable which (a) falls into any
           ---------------------
Delinquency Category (other than the "Current" category), as described in Exhibit G hereto and (b) is not a Liquidated Receivable.

          "Delivery" means as follows with respect to the Trust Account
           --------
Property:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are
 -----------
susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent endorsed to, or registered in the name of, the Trust Collateral Agent or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the

UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of the Trust Collateral Agent or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and
              --------------------
the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trust Collateral Agent by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Trust Collateral Agent (all of the foregoing, "Physical Property"), and, in any event,
                                         -----------------
any such Physical Property in registered form shall be in the name of the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to
                                                  ----------
applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Trust Collateral Agent's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Trust Collateral Agent or its financial intermediary or its nominee or custodian who either (i) becomes the registered owner on behalf of the Trust Collateral Agent or its financial intermediary or (ii) having previously become the registered owner, acknowledges that it holds such uncertificated security for the Trust Collateral Agent or its financial intermediary.

          In each case of delivery contemplated hereinabove, the Trust Collateral Agent shall use its best efforts to make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that such securities are held in trust pursuant to and as provided in this Agreement.

          "Deposit Date" means, with respect to any Monthly Period, the Business
           ------------
Day immediately preceding the related Determination Date.

          "Depositor" shall mean the Seller in its capacity as Depositor under
           ---------
the Trust Agreement.

          "Determination Date" means, with respect to any Monthly Period, the
           ------------------
fifth Business Day preceding the Payment Date in the next calendar month.

          "Draw Date" means, with respect to any Payment Date, the third
           ---------
Business Day (as defined in the Note Policy) immediately preceding such Payment Date.

          "Electronic Ledger" means the electronic master record of the retail
           -----------------
installment sales contracts or installment loans of the Servicer.

          "Eligible Bank" means any depository institution (which shall
           -------------
initially be the Trust Collateral Agent) acceptable to the Controlling Party, organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any United States branch or agency of a foreign bank), which is subject to supervision and examination by federal or state banking authorities and which at all times (a) has a net worth in excess of $50,000,000 and (b) has either (i) a rating of P-1 or higher from Moody's and of A-1+ or higher from Standard & Poor's with respect to short-term deposit obligations, or (ii) if such institution has issued long-term unsecured debt obligations, a rating of Aa2 or higher from Moody's and of AA or higher from Standard & Poor's with respect to long-term unsecured debt obligations. Such depository institution (other than the Trust Collateral Agent) shall have been approved in writing by the Controlling Party, acting in its discretion, by written notice to the Trust Collateral Agent.

          "Eligible Deposit Account" means either (a) a segregated account with
           ------------------------
an Eligible Bank or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch or agency of a foreign bank), provided that such institution also must have a rating of P-1 or higher from Moody's and of A-1+ or higher from Standard & Poor's with respect to long-term deposit obligations and must be acceptable to the Controlling Party. Such Eligible Bank or depository institution (other than the Trust Collateral Agent) shall have been approved in writing by the Controlling Party, acting in its discretion, by written notice to the Trust Collateral Agent.

          "Eligible Investments" mean book-entry securities, negotiable
           --------------------
instruments or securities represented by instruments in bearer or registered form which in each case shall mature not later than the day immediately preceding the Payment Date immediately following the date of purchase thereof and which evidence:

          (a) direct interest-bearing obligations of, and interest-bearing obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company organized under the laws of the United States of

America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment
--------  -------
to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating of P-1 or higher from Moody's and of A-1+ or higher from Standard & Poor's;

          (c) commercial paper and demand notes investing solely in commercial paper (other than commercial paper issued by TFC or any Affiliate) that (i) is payable in United States dollars and (ii) has, at the time of the investment or contractual commitment to invest therein, a rating of P-1 or higher from Moody's and of A-1+ or higher from Standard & Poor's;

          (d) investments in money market funds (including funds for which the Trustee or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager or advisor) having a rating of Aaa from Moody's and of AAA-m or AAAm-G from Standard & Poor's and (other than funds for which the Trustee or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager or advisor) having been approved in writing by the Insurer;

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above of which are rated P-1 by Moody's and A-1+ by Standard & Poor's; and

          (g) so long as no Insurer Default shall have occurred and be continuing and (a) there are Notes outstanding (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired according to its terms, any other investment which is consistent with the ratings of the Securities and which has been approved by the Insurer.

          Any of the foregoing Eligible Investments may be purchased by or through the Trustee or any of its respective Affiliates.

          "FDIC" means the Federal Deposit Insurance Corporation.
           ----

          "Final Scheduled Payment Date" means the March 2005 Payment Date.
           ----------------------------

          "Financed Vehicle" with respect to a Receivable, means a used
           ----------------
automobile or light truck or new or used motorcycle, together with all accessories thereto, securing an Obligor's indebtedness under the respective Receivable.

          "Fort Knox Letters" has the meaning assigned to such term in the
           -----------------
Insurance Agreement.

          "GE Capital" means General Electric Capital Corporation.
           ----------

          "GE Capital Agreements" means the documents entered into by TFC and GE
           ---------------------
Capital in connection with the Credit Facility.

          "GE Capital Receivables" means receivables financed under the Credit
           ----------------------
Facility.

          "Indenture" means the Indenture dated as of September 26, 2000, among
           ---------
the Issuer and Wells Fargo Bank Minnesota, National Association, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time in accordance with its terms.

          "Independent Accountants" has the meaning assigned to such term in
           -----------------------
Section 4.10(a).

          "Independent Directors" has the meaning assigned to such term in the
           ---------------------
Seller's Articles of Incorporation.

          "Insolvency Event" means, with respect to a specified Person, (a) the
           ----------------
filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          "Insolvency Proceeds" has the meaning assigned to such term in Section
           -------------------
11.1(b).

          "Insurance Agreement" means the Insurance and Indemnity Agreement,
           -------------------
dated as of September 26, 2000, among the Insurer, the Trust, the Seller, TFC, the Trustee, the Trust Collateral Agent, the Back-up Servicer, the P.O. Box Owner and the Successor Servicer, as such agreement may be amended, restated, modified or supplemented from time to time in accordance with its terms.

          "Insurance Agreement Event of Default" has the meaning assigned to
           ------------------------------------
such term in the Insurance Agreement.

          "Insurance Policy" means, with respect to a Receivable, any insurance
           ----------------
policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the related Financed Vehicle or the related Obligor.

          "Insurer" means Financial Security Assurance Inc., a financial
           -------
guaranty insurance company incorporated in the State of New York, or any successor thereto, as issuer of the Note Policy.

          "Insurer Default" shall mean any one of the following events shall
           ---------------
have occurred and be continuing:

          (i) the Insurer fails to make a payment required under the Note Policy and such failure remains unremedied for two Business Days;

          (ii) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

          "Insurer Optional Deposit" means, with respect to any Payment Date, an
           ------------------------
amount delivered by the Insurer pursuant to Section 5.12, at its sole option, other than amounts in respect of a Note Policy Claim Amount to the Trustee for deposit into the Collection Account.

          "Interest Period" means, with respect to any Payment Date, the period
           ---------------
from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date.

          "Interest Rate" means, with respect to the Notes, 7.36% per annum
           -------------
(computed on the basis of a 360-day year of twelve 30-day months).

          "Investment Earnings" means, with respect to any Payment Date and a
           -------------------
Trust Account, the investment earnings on amounts on deposit in such Trust Account on such Payment Date.

          "Issuer" means TFC Automobile Receivables Trust 2000-1 and any
           ------
successor thereto.

          "Lien" means a security interest, lien, charge, pledge, equity, or
           ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable or the related Financed Vehicle by operation of law as a result of any act or omission by the related Obligor.

          "Lien Certificate" means, with respect to a Financed Vehicle, an
           ----------------
original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien
                                                                       ----
Certificate" shall mean only a certificate or notification issued to a secured
-----------
party.

          "Liquidated Receivable" means, with respect to a Receivable with
           ---------------------
respect to which any of the following has occurred: (i) the date on which such Receivable becomes subject to the 180 Delinquency Category, (ii) the earlier of
(a) 60 days after the date the related Financed Vehicle is repossessed and (b) the date the related Financed Vehicle is sold following repossession, and (iii) the date the Receivable has been written off as uncollectible consistent with the Charge-Off Policy.

          "Monthly Period" means, with respect to the first Payment Date, the
           --------------
period beginning on the Closing Date and ending on the close of business on September 30, 2000. With respect to each subsequent Payment Date, the calendar month preceding such Payment Date. Unless otherwise specified, any amount stated "as of the close of business of the last day of a Monthly Period" shall
        ---------------------------------------------------------------
give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections, and (ii) all payments.

          "Monthly Records" means all records, data and other documentation
           ---------------
maintained by the Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivable Payment; current Insurance Policy expiration date (and any documentation evidencing or relating to such Insurance Policy, to the extent maintained by or on behalf of the Seller or TFC), and past due late charges.

          "Moody's" means Moody's Investors Service, Inc., or its successor.
           -------

          "Net Liquidation Proceeds" means, with respect to Liquidated
           ------------------------
Receivables, the sum of (i) proceeds from the disposition of the underlying Financed Vehicle securing the Liquidated Receivables, less the Servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from such proceeds in connection with the collection of such Liquidated Receivables, and any amounts required by law to be remitted to the Obligor, (ii) any insurance proceeds, and (iii) any other monies received from the Obligor or otherwise.

          "Note Payment Account" means the account designated as such,
           --------------------
established and maintained pursuant to Section 5.1.

          "Note Percentage" means for any Payment Date, the percentage
           ---------------
determined by dividing the Note Principal Balance in effect on the close of business on the Business Day next preceding such Payment Date by the Pool Balance as determined at such time.

          "Note Policy" means the financial guaranty insurance policy issued by
           -----------
the Insurer to the Trustee, for the benefit of the Noteholders.

          "Note Policy Claim Amount" means, for any Payment Date the amount
           ------------------------
specified in Section 6.1(a).

          "Note Factor" means a seven-digit decimal figure equal to the
           -----------
outstanding principal amount of Notes divided by the original outstanding principal amount of such Notes.

          "Note Principal Balance" means, at any time, the original outstanding
           ----------------------
principal amount of the Notes, reduced by the aggregate amounts previously paid thereon in respect of principal.

          "Noteholder" means the Person in whose name a Note is registered on
           ----------
the Note Register.

          "Noteholders' Interest Carryover Shortfall" means, with respect to any
           -----------------------------------------
Payment Date and the Notes, the excess of the Noteholders' Interest Payment Amount for the preceding Payment Date over the amount in respect of interest that was actually deposited in the Note Payment Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the Interest Rate borne by the Notes from such preceding Payment Date to but excluding the current Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          "Noteholders' Interest Payment Amount" means, with respect to any
           ------------------------------------
Payment Date, the sum of the Noteholders' Monthly Interest Payment Amount for the Notes for such Payment Date and the Noteholders' Interest Carryover Shortfall for such Payment Date.

          "Noteholders' Monthly Interest Payment Amount" means the interest
           --------------------------------------------
borne by the Notes at the Interest Rate, calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the outstanding principal amount of the Notes will be payable on each Payment Date to the holders of the Notes as of the related Record Date, in an amount equal to one-twelfth of the product of (i) the Interest Rate and (ii) the outstanding principal amount of the Notes as of the close of business on the preceding Payment Date (after giving effect to all payments of principal made with respect to the Notes, if any, on such preceding Payment Date); provided, however, that with respect to the first Payment Date, interest on the outstanding principal amount of the Notes will accrue from the Closing Date to but excluding the first Payment Date.

          "Noteholders' Monthly Principal Payment Amount" means, with respect to
           ---------------------------------------------
any Payment Date, the Noteholders' Percentage of the Principal Payment Amount.

          "Noteholders' Percentage" means (i) for each Payment Date other than a
           -----------------------
Payment Date on which the Notes are paid in full, the Note Percentage or (ii) for any Payment Date after the Payment Date on which the Notes are paid in full, zero.

          "Noteholders' Principal Carryover Shortfall" means, as of the close of
           ------------------------------------------
any Payment Date, the excess of the Noteholders' Principal Payment Amount and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Payment Date over the amount in respect of principal that was actually deposited in the Note Payment Account on such Payment Date.

          "Noteholders' Principal Payment Amount" means, with respect to any
           -------------------------------------
Payment Date (other than the Final Scheduled Payment Date), the sum of the Noteholders' Monthly Principal Payment Amount for such Payment Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Payment Date. The Noteholders' Principal Payment Amount on the Final Scheduled Payment Date for the Notes will equal the outstanding principal amount, if any, of such Notes.

          "Note Purchase Agreement" means collectively, the Note Purchase
           -----------------------
Agreement among the Seller, TFC and the purchasers listed therein.

          "Notes" has the meaning assigned to such term in the Indenture.
           -----

          "Obligor" on a Receivable means the purchaser or co-purchasers of the
           -------
Financed Vehicle and any other Person who owes payments under the Receivable.

          "Officers' Certificate" means a certificate signed by the chairman of
           ---------------------
the board, the president, any executive vice president, any vice president, any treasurer or secretary of the Seller, the Issuer or the Servicer, as appropriate.

          "Opinion of Counsel" means an opinion of counsel reasonably acceptable
           ------------------
to the Controlling Party, in form and substance reasonably acceptable to the Controlling Party.

          "Original Pool Balance" means the Aggregate Principal Balance of the
           ---------------------
Receivables as of the Cut-Off Date which shall be equal to $100,000,003.

          "Other Conveyed Property" means all property conveyed by the Seller to
           -----------------------
the Trust pursuant to Section 2.1(b) through (k) of this Agreement.

          "Owner Trust Estate" has the meaning assigned to such term in the
           ------------------
Trust Agreement.

          "Owner Trustee" means Wilmington Trust Company, not in its individual
           -------------
capacity but solely as Owner Trustee under the Trust Agreement, its successors-in-interest or any successor Owner Trustee under the Trust Agreement.

          "Payment Date" means, with respect to each Monthly Period, the
           ------------
fifteenth day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on October 15, 2000.

          "Person" means any individual, corporation, estate, partnership,
           ------
limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Property" has the meaning assigned to such term in the
           -----------------
definition of Delivery.

          "Point-of-Sale Product" means installment sales contracts acquired by
           ---------------------
TFC on an individual basis after TFC has reviewed and approved the Obligor's credit application.

          "Point-of-Sale Program" means TFC's program for acquiring Point-of-
           ---------------------
Sale Product.

          "P.O. Box Owner" means Wells Fargo Bank Minnesota, National
           --------------
Association, or its successor thereto in its capacity as P.O. Box Owner under the Standby Processing Agreement.

          "Pool Balance" means, with respect to the first Monthly Period, the
           ------------
Aggregate Principal Balance of the Receivables as of the Cut-Off Date, and with respect to any Monthly Period thereafter, the Aggregate Principal Balance of the Receivables at the end of the preceding Monthly Period, after giving effect for such Monthly Period to: (i) all payments received from Obligors, (ii) all Purchased Receivables purchased by the Seller or Servicer, as applicable, in each case pursuant to and in accordance with the Basic Documents and (iii) all Liquidated Receivables, including Cram Down Losses, realized on Receivables during such Monthly Period.

          "Post Office Box" has the meaning assigned to it in the Standby
           ---------------
Processing Agreement.

          "Premium Letter" means the side letter among the Insurer, the Issuer,
           --------------
the Seller, the Servicer and the Trust Collateral Agent dated the date of issuance of the Note Policy in respect of the premium payable in consideration of the issuance of the Note Policy.

          "Principal Balance" means, with respect to any Receivable, as of any
           -----------------
date, the Amount Financed minus the sum of (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the Actuarial Method and (ii) any Cram Down Loss in respect of such Receivable.

          "Principal Payment Amount" means, with respect to any Payment Date,
           ------------------------
the amount equal to the sum of the following amounts with respect to the related Monthly Period: (i) collections on Receivables (other than Liquidated Receivables and Purchased Receivables) allocable to principal, including full and partial principal prepayments, (ii) the principal balance of all Receivables (other than Purchased Receivables) that became Liquidated Receivables during the related Monthly Period, (iii) (A) the portion of the Purchase Amount allocable to principal of all Receivables that became Purchased Receivables (other than Liquidated Receivables) with respect to the related Monthly Period and (B) at the option of the Insurer, the outstanding principal balance of those Receivables that were required to be repurchased by the Seller and/or TFC with respect to such Monthly Period but were not so repurchased and (iv) the aggregate amount of Cram Down Losses during such Monthly Period (other than in respect of Liquidated Receivables and Purchased Receivables).

          "Purchase Agreement" means the Purchase Agreement between the Seller
           ------------------
and TFC, dated as of September 26, 2000, pursuant to which the Seller acquired the Receivables, as such Agreement may be amended from time to time.

          "Purchase Amount" means, with respect to a Receivable, the Principal
           ---------------
Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any, as of the date of purchase.

          "Purchased Receivable" means a Receivable purchased as of the close of
           --------------------
business on the last day of a Monthly Period by the Servicer pursuant to Section
4.6 or repurchased by the Seller or the Servicer pursuant to Section 3.2.

          "Rating Agencies" means in the plural Moody's and Standard & Poor's,
           ---------------
and in the singular each of Moody's and Standard & Poor's. If either Moody's or Standard & Poor's, or their respective successor, fails to maintain a rating on the Notes, each rating agency shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to the Controlling Party.

          "Rating Agency Condition" means, with respect to any action, that each
           -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that Standard & Poor's shall have notified the Seller, the Servicer, the Insurer, the Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes without giving effect to the existence of the Note Policy.

          "Realized Losses" means, with respect to any Receivable that becomes a
           ---------------
Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

          "Receivable" means, any Contract listed on Schedule A, which Schedule
           ----------
may be in an electronic format acceptable to the Insurer, a copy of which shall be delivered to each of the Insurer, the Trust Collateral Agent, the Back-up Servicer and the Successor Servicer on or before the Closing Date, and with respect to any such Contract, all of, and the right to receive all of (a) the Scheduled Receivable Payments, (b) any prepayments made with respect to such Contract, (c) any amounts guaranteed under such Contracts, (d) any proceeds of any Insurance Policy relating to such Contract and (e) any recoveries made with respect to such Contract and the right to receive any payments in respect of the foregoing.

          "Receivable Files" means the documents specified in Section 3.3.
           ----------------

          "Record Date" with respect to each Payment Date means the Business Day
           -----------
immediately preceding such Payment Date, unless otherwise specified in this Agreement.

          "Registrar of Titles" means, with respect to any state, the
           -------------------
governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

          "Required Audits" has the meaning assigned to such term in Section
           ---------------
4.10(a).

          "Required Standard of Care" has the meaning assigned to such term in
           -------------------------
Section 4.2(a).

          "Requisite Amount" has the meaning set forth in the Insurance
           ----------------
Agreement.

          "Rule of 78s Method" means the method under which a portion of a
           ------------------
payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78s."
                             ------------

          "Rule of 78s Receivable" means a Receivable under which the portion of
           ----------------------
a payment allocable to interest and the portion of a payment allocable to principal is determined in accordance with the Rule of 78s Method.

          "Schedule of Receivables" means the schedule of all retail installment
           -----------------------
sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A.

          "Schedule of Representations" means the Schedule of Representations
           ---------------------------
and Warranties attached hereto as Schedule B.

          "Scheduled Receivable Payment" means, with respect to any Monthly
           ----------------------------
Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Monthly Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Monthly Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or (iii) modifications or extensions of the Receivable permitted by Sections 4.2(b) and (c), the Scheduled Receivable Payment with respect to such Monthly Period shall refer to the Obligor's payment obligation with respect to such Monthly Period as so modified.

          "Securities" means the Notes and the Certificates.
           ----------

          "Securities Account Control Agreement" shall have the meaning set
           ------------------------------------
forth in the Indenture.

          "Security Majority" means a majority by Note Principal Amount of the
           -----------------
Noteholders so long as the Notes are outstanding and a majority by principal amount of the Certificateholders thereafter.

          "Seller" means TFC Receivables Corporation III, a Delaware
           ------
corporation, and its successors in interest to the extent permitted hereunder.

          "Service Contract" means, with respect to a Financed Vehicle, the
           ----------------
agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

          "Servicer" means The Finance Company, as the servicer of the
           --------
Receivables, and each successor Servicer pursuant to Section 10.4.

          "Servicer Extension Notice" means the notice specified in Section
           -------------------------
4.13.

          "Servicer Termination Event" means an event specified in Section 10.1.
           --------------------------

          "Servicer Termination Side Letter" means the letter from the Insurer
           --------------------------------
to the Servicer, TFC and the Trustee dated as of September 26, 2000, with regard to the renewal of the term of the Servicer's appointment.

          "Servicer's Certificate" means an Officers' Certificate of the
           ----------------------
Servicer delivered pursuant to Section 4.8, substantially in the form of Exhibit A hereto.

          "Servicing Fee Rate" means 3.50% per annum.
           ------------------

          "Simple Interest Method" means the method of allocating a fixed level
           ----------------------
payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

          "Simple Interest Receivable" means a Receivable under which the
           --------------------------
portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

          "Spread Account" has the meaning assigned thereto in Section 5.1.
           --------------

          "Spread Account Property" shall mean the Spread Account, all amounts
           -----------------------
and investments held from time to time in the Spread Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Standard & Poor's" means Standard & Poor's Ratings Services, or its
           -----------------
successor.

          "Standby Processing Agreement" means the Amended and Restated Standby
           ----------------------------
Remittance Processing Agreement, dated as of September 26, 2000, among Asset Guaranty Insurance Company, the Insurer, GE Capital, TFC, TFC Receivables Corporation 2, the Seller, the Trust Collateral Agent and the P.O. Box Owner.

          "Tangible Net Worth" has the meaning assigned thereto in the Insurance
           ------------------
Agreement.

          "TFC" means The Finance Company, a Virginia corporation.
           ---

          "Trigger Event"  has the meaning assigned thereto in the Insurance
           -------------
Agreement.

          "Trust" means the Issuer.
           -----

          "Trust Account Property" means the Trust Accounts, all amounts and
           ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Trust Accounts" has the meaning assigned thereto in Section 5.1.
           --------------

          "Trust Agreement" means the Amended and Restated Trust Agreement,
           ---------------
dated as of September 26, 2000, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

          "Trust Collateral Agent" means Wells Fargo Bank Minnesota, National
           ----------------------
Association, in its capacity as trust collateral agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

          "Trust Officer" means, (i) in the case of the Trust Collateral Agent,
           -------------
the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice-president or managing director, the secretary, any assistant secretary or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer, or authorized signatory in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

          "Trust Property" means the property and proceeds conveyed pursuant to
           --------------
Section 2.1, together with certain monies paid on or after the Cut-Off Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Spread Account, the Post Office Boxes and certain other rights under this Agreement.

          "Trustee" means the Person acting as Trustee under the Indenture, its
           -------
successors in interest and any successor trustee under the Indenture.

          "UCC" means the Uniform Commercial Code as in effect in the relevant
           ---
jurisdiction on the date of this Agreement.

     SECTION 1.2.  Other Definitional Provisions.
                   -----------------------------

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

          (d) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     SECTION 1.3.  Usage of Terms.  With respect to all terms used in this
                   --------------
Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing
--------
words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; any form of the word "include" shall be deemed to be followed by the words
                      -------
"without limitation"; the words "herein", "hereof" and "hereunder" and other
-------------------              ------    ------       ---------
words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections, Schedules and Exhibits to this Agreement.

     SECTION 1.4.  Certain References.  Unless the context clearly requires
                   ------------------
otherwise, all references to the Principal Balance of a Receivable as of any date of determination shall refer to the close of business on such day, or as of the first day of an Interest Period shall refer to the opening of business on such day. All references to the last day of an Interest Period shall refer to the close of business on such day.

     SECTION 1.5.  No Recourse.  Without limiting the obligations of TFC
                   -----------
hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of TFC, its Affiliates, or of any predecessor or successor of TFC and its Affiliates.

     SECTION 1.6.  Action by or Consent of Noteholders and Certificateholders.
                   ----------------------------------------------------------
Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of TFC or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that solely for the purpose of
                              --------  -------
determining whether a Trust Officer of the Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, the Trust Officer of the Trustee or the Trust Collateral Agent, respectively, actually knows to be so owned shall be so disregarded.

     SECTION 1.7.  Material Adverse Effect.  Whenever used in the Basic
                   -----------------------
Documents, "Material Adverse Effect" or "material adverse effect" means (i) when used with respect to any action, event, fact or other matter or thing, means that such action, event, fact or other matter or thing will, individually or in the aggregate, have a material adverse effect on (a) the Trust, the Trust Property or Collateral, (b) the existence, perfection or priority of the security interests of the Trust Collateral Agent in the Collateral, (c) the ability of the Trust Collateral Agent on behalf of the Noteholders and the Insurer to collect on, liquidate, or foreclose against, the Collateral in accordance with the Indenture, (d) the validity, enforceability, or the performance of any Person's obligations under, or with respect to, the Basic Documents, or the validity, enforceability, or performance of any Person's obligations under or with respect to, or the payment of, the Notes, (e) the transactions contemplated by the Basic Documents, (f) the business, operations, condition (financial or otherwise) of the Servicer, the Seller or the Issuer or
(g) the interests, rights and/or remedies hereunder, or otherwise with respect to the Trust Property, of the Trust Collateral Agent, the Trustee, the Insurer or any of the Noteholders (which determination shall be made, in each case, without giving effect to the existence of the Note Policy), and (ii) when used in relation to or in connection with any Person also means that such action, event, fact or other matter or thing shall not, individually or in the aggregate, have a material adverse effect on the business, operations, condition (financial otherwise) of such Person.

                                  ARTICLE II

                           Conveyance of Receivables

     SECTION 2.1.  Conveyance of Receivables.  In consideration of the Issuer's
                   -------------------------
delivery to the Seller on the Closing Date of the Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Seller in and to:

          (a) the Receivables and all monies paid or payable thereon or in respect thereof after the Cut-Off Date (including amounts due on or before the Cut-Off Date but received by TFC, the Seller or the Issuer on or after the Cut-Off Date);

          (b) all rights and interests, including security interests, in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

          (c) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables, and any proceeds from the liquidation of the Receivables;

          (d) all rights of the Seller against Dealers pursuant to Dealer Agreements or Dealer Assignments;

          (e) all rights under any Service Contracts on the related Financed Vehicles;

          (f) the related Receivables Files and any and all other documents that TFC or any other Servicer keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

          (g) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired pursuant to liquidation of such Receivable;

          (h) all funds on deposit from time to time in the Trust Accounts and the Spread Account (including all investments and proceeds thereof) and all rights of the Issuer therein;

          (i) all of its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of TFC under the Purchase Agreement;

          (j)  all rights under the Standby Processing Agreement;

          (k)  all of the other Conveyed Property; and

          (l) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Seller to the Issuer and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.1 for the benefit of the Noteholders and the Insurer.

     SECTION 2.2.  Further Encumbrance of Trust Property.
                   -------------------------------------

          (a) Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Business Trust Statute (as defined in the Trust Agreement).

          (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture and contemporaneously with such property vesting in the Trust pursuant to (a) above, the Trust shall grant a security interest in the Trust Property to secure the repayment of the Notes and the obligations owed to the Insurer under the Basic Documents. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

          (c) Prior to the payment in full on the Notes, the payment of all amounts due to the Insurer under the Basic Documents, the end of the Term of the Note Policy (as defined therein) and the surrender of the Note Policy by the Trust Collateral Agent to the Insurer, the Trust Collateral Agent shall hold the Trust Property for the exclusive benefit of the Trustee on behalf of the Noteholders and the Insurer. Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under
Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

          (d) The Trust Collateral Agent shall, at such time as there are no Securities outstanding and all sums due to (i) the Trustee or any agent or counsel thereof pursuant to the Indenture, (ii) the Trust Collateral Agent pursuant to this Agreement, and (iii) the Insurer under the Basic Documents have been paid, release any remaining portion of the Trust Property to the Seller.


                                  ARTICLE III

                                The Receivables
                                ---------------

     SECTION 3.1.  Representations and Warranties of Seller.  The Seller makes
                   ----------------------------------------
the following representations and warranties as to the Receivables and the Other Conveyed Property on which the Issuer is deemed to have relied in acquiring the Receivables, upon which the Insurer shall be deemed to rely in issuing the Note Policy, upon which the Trustee shall be deemed to rely in issuing the Notes and upon which the Noteholders shall be deemed to rely in purchasing the Notes. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

     SECTION 3.2.  Repurchase upon Breach.
                   ----------------------

          (a) The Seller, the Servicer, any Trust Officer of the Trust Collateral Agent or the Owner Trustee, as the case may be, shall inform each of the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to
Section 3.1 and 3.3(a)(ii); provided, however, that the failure to give any such
                            --------  -------
notice shall not derogate from any obligations of the Seller under this Section
3.2. As of the last day of the first month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach and the resulting Material Adverse Effect is cured by such date, the Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders or the Certificateholders or the Insurer are materially and adversely affected by any such breach as of such date. The "first month" shall
                                                            -----------
mean the month following the month in which notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit, or cause TFC to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6 and the Issuer and the Trust Collateral Agent shall perform such acts and execute such assignments, termination statements and other documents as may reasonably be requested by such person in order to effect such repurchase, it being understood that the Seller shall undertake the preparation of any such documents and the payment of any costs associated therewith (including any required filing fees). The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of TFC to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee, the Trust Collateral Agent nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section; provided, however, that the Trustee shall notify the Insurer in
                 --------  -------
writing promptly of any failure by the Seller to repurchase any Receivables as provided herein to the extent the Trustee has actual knowledge of such failure.

          (b) In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller, the Seller shall indemnify the Trust, the Trust Collateral Agent, the Trustee, the Successor Servicer, the Insurer, and the Noteholders and any of their respective officers, directors, employees or agents against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. This indemnity shall survive the termination of this Agreement or the earlier resignation and removal of the Trustee.

          (c) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Seller's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of TFC thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of TFC under the Purchase Agreement.

     SECTION 3.3.  Custody of Receivables Files.
                   ----------------------------

          (a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, the Trust Collateral Agent shall act as custodian of the following documents or instruments, constituting with respect to each Receivable, a "Receivables File", in its possession to the extent such documents are delivered to the Trust Collateral Agent:

               (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including any extension agreements); and

               (ii) The original (or a copy if the original is not available) of the Lien Certificate for each Financed Vehicle and any application therefor and, on and after November 30, 2000, the original Lien Certificate for each Financed Vehicle.

          (b) The Trust Collateral Agent shall, as soon as practicable after receipt thereof, (A) conduct a physical inventory of the Receivable Files relating to the Receivables in order to confirm that the Trust Collateral Agent is in possession of a Receivable File for each Receivable listed in the relevant Schedule of Receivables delivered to the Trust Collateral Agent and (B) perform a review of the Receivable Files relating to such Receivables that would enable the Trust Collateral Agent to determine that each Receivable File includes (i) a fully executed original retail installment sales contract or promissory note,
(ii) the Lien Certificate or application therefor, or (iii) a copy of the title or security instrument for each Financed Vehicle (to the extent not covered by (ii) above). As evidence of the performance of such inventory and review, within 5 Business Days of the Trust Collateral Agent's receipt of the Receivable Files, the Trust Collateral Agent shall have delivered to the Owner Trustee, the Seller, the Servicer and the Insurer, an Acknowledgement in the form of Exhibit D hereto. Upon receipt by the Trust Collateral Agent of what it believes to be all of the original Lien Certificates with respect to the Receivables (and in no event later than December 11, 2000), the Trust Collateral Agent shall deliver to the Owner Trustee, the Seller, the Servicer and the Insurer, a follow-up report to the Acknowledgement referred to above, stating that it has in its possession and has reviewed original Lien Certificates with respect to all of the Receivables, stating any exceptions thereto.

          (c) Upon payment in full of any Receivable, the Servicer will notify the Trust Collateral Agent by an Officer's Certificate of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to

Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Trust Collateral Agent shall, upon written request of an officer of the Servicer and delivery to the Trust Collateral Agent of a receipt signed by such officer, each in the form attached hereto as Exhibit C, cause the original Receivable and the related Receivable File to be released to the Servicer. The Trustee and the Trust Collateral Agent may rely and shall be protected when acting or refraining from acting upon any certificate, request or receipt under this Section. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Trust Collateral Agent when its need by the Servicer has ceased but in any event no more than 60 days after delivery to the Servicer unless the Receivable is repurchased as described in Section 3.2 or 4.6.


                                  ARTICLE IV

                  Administration and Servicing of Receivables

     SECTION 4.1.  Duties of the Servicer.  The Servicer is hereby authorized
                   ----------------------
to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out with the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others; provided, however, that the Servicer shall not materially change its servicing
--------  -------
standards and procedures without the prior written consent of the Controlling Party unless such changes are required by legal statutes. In performing such duties, so long as TFC is the Servicer, it shall comply with the standard and customary procedures for servicing all of its comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, reporting any required tax information to Obligors, monitoring the Receivables and the other Trust Property (as provided in this Agreement), accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent, the Trustee and the Insurer with respect to distributions, and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements, the Dealer Assignments, and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments, and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors (provided, however, that the
                                                    --------  -------
Successor Servicer, as successor to the Servicer, shall not be liable for any amounts owed to any dealer under such Dealer Agreements or Dealer Assignments, including, but not limited to, participation and reserves). To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that to the extent any such
                                  --------  -------
instruments relate to a settlement with an Obligor in which the Obligor is required to pay an amount less than the Principal Balance (together with any accrued interest) on the related Receivable in exchange for such instrument, the Servicer shall execute and deliver such instruments only to the extent such execution and delivery (i) is in the ordinary course of the Servicer's business,
(ii) is not done on a wholesale basis and (iii) would, in the opinion of the Servicer, maximize the return to Trust and the Noteholders with respect to the related Receivable. The Servicer is hereby authorized to commence, in it's own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     SECTION 4.2.  Collection of Receivable Payments; Modifications of
                   ---------------------------------------------------
Receivables.
-----------

          (a) The Servicer (including any successor to the Servicer) shall manage, service, administer and make collections on the Receivables, and perform the other obligations of the Servicer under this Agreement and the other Transaction Documents, in accordance with the respective terms hereof and thereof, and agrees that it shall carry out its duties and obligations hereunder and under the Transaction Documents in accordance with the following standards of care (the "Required Standard of Care"): (i) in the event that the Servicer is
              -------------------------
TFC, the Servicer's written credit and collection policies and procedures as in effect on the date hereof, and as may be amended from time to time in accordance with the Basic Documents; (ii) in the event that the successor to the Servicer is the Successor Servicer, the Successor Servicer's standard and customary procedures for its owned and third-party serviced motor vehicle retail installment sales contracts and its written credit and collection policies and procedures as in effect on the date hereof, and (iii) in the event that the successor to the Servicer is not the Successor Servicer, the higher of the customary and usual procedures of financial institutions which service comparable motor vehicle retail installment sales contracts and such servicer's standard and customary procedures for the servicing of comparable motor vehicle retail installment sales contracts. In addition, the Servicer will cooperate with any successor to the Servicer upon any assumption by such successor to the Servicer (including, without limitation, the Successor Servicer) of the servicing of Receivables under this Agreement, in order to enable such successor to the Servicer to carry out the duties and obligations of the Servicer hereunder, and will take all such other actions as may be reasonably requested by such successor to the Servicer from time to time as may be necessary or reasonably desirable to effect such transfer of servicing duties and obligations. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

          (b) The Servicer may at any time agree to (i) a modification or amendment of a Receivable in order to change the Obligor's regular due date to a date within 30 days in which such due date occurs, (ii) a modification or amendment of a Receivable in order to re-amortize the Scheduled Receivable Payments on the Receivable following a partial prepayment of principal; or (iii) change the delinquency classification of any Receivable in accordance with the Allowable Delinquency Policy; provided, however, that no such change shall
                              --------  -------
extend the maturity date of any Receivable for more than two calendar months in any 12 month period; and, provided, further, that the Servicer shall not grant
                          --------  -------
with respect to any Receivable, extensions and/or deferrals (pursuant to the Charge-Off Policy) which total more than four calendar months in the aggregate, for such Receivable. Notwithstanding anything in the foregoing to the contrary, the Servicer shall not agree to any extension, amendment or deferral with respect to any Receivable in respect of which payments are scheduled to be made on other than a monthly basis.

          (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable in accordance with the terms set forth in Section 4.2(b).

          (d) The Servicer shall use its best efforts to direct Obligors to send payments in respect of the Receivables, (x) by direct debit of the Obligor's bank account to the Collection Account or (y) by check, to be made directly to one or more Post Office Boxes; provided, however, that if any
                                           --------  -------
successor servicer shall assume all of the rights and obligations of the outgoing Servicer, it may also direct Obligors to make payments in respect of the Receivables to local branch offices of the Successor Servicer or a bank account owned by or otherwise controlled by the Trustee. Prior to the making of an Access Denial Election (as defined in the Standby Processing Agreement), TFC, acting as the bailee of the Trust, the Insurer, the Trust Collateral Agent and GE Capital, shall have access to the mail, checks and other items directed to the Post Office Boxes and shall process such items in accordance with the requirements of the applicable GE Capital Agreements (with respect to the GE Capital Receivables) and Basic Documents (with respect to the Receivables). Immediately upon the effectiveness of an Access Denial Election, TFC's right of access to the Post-Office Boxes or their contents shall terminate and, instead, the P.O. Box Owner, acting as the bailee of the Trust and GE Capital, shall thereafter have unrestricted and exclusive access to the mail, checks and other items directed to the Post Office Boxes and shall process such items in accordance with the requirements of the Standby Processing Agreement.

          (e) Prior to the Closing Date, the Servicer will issue coupon books or monthly statements to the Obligors (other than Obligors under Receivables with respect to which automatic allotment is then in effect) under the Receivables and the GE Capital Receivables which provide for such Obligors to forward their remittances to (i) one of the Post Office Boxes or (ii) to such other address as the Insurer (with respect to any Receivables) or GE Capital (with respect to any GE Capital Receivables) shall direct, in each of cases (i) and (ii), in accordance with the applicable requirements of the GE Capital Agreements (with respect to any GE Capital Receivables) and the Basic Documents (with respect to any Receivables), and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to forward remittances to the Post Office Boxes, except as permitted under Section 4.2(d).

          (f) Notwithstanding the Standby Processing Agreement, or any of the provisions of this Agreement relating to the Standby Processing Agreement, the Servicer shall remain obligated and liable to the Trust, the Trust Collateral Agent and Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

          (g) In the event of a termination of the Servicer pursuant to Article X hereof, the Successor Servicer or any other successor to the Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Standby Processing Agreement subject to the terms hereof. In such event, the Successor Servicer or any other successor to the Servicer shall, except as provided herein, be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Standby Processing Agreement to the same extent as if the Standby Processing Agreement had been assigned to the Successor Servicer or any other successor to the Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Standby Processing Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the Successor Servicer or any other successor to the Servicer all documents and records relating to each such Standby Processing Agreement and otherwise use its best efforts to effect the orderly and efficient transfer of the Standby Processing Agreement to the Successor Servicer or any other successor to the Servicer.

     SECTION 4.3.  Realization Upon Receivables.
                   ----------------------------

          (a) Consistent with the Required Standard of Care, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership
of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which a Receivable has become a Liquidated Receivable (other than in the case of Financed Vehicles where neither the Financed Vehicle nor the Obligor can be physically located by the Servicer (using procedures consistent with the Required Standard of Care) and other than in the case of an Obligor who is subject to a bankruptcy proceeding); provided,
                                                                      --------
however, that the Servicer may elect not to repossess a Financed Vehicle within
-------
such time period if in accordance with the Required Standard of Care it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the Required Standard of Care which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions, including entering into settlements with Obligors, by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle. The Servicer shall recover such reasonable expenses based on the information contained in the Servicer's Certificate delivered on the related Determination Date. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

          (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or the Dealer Assignment, the Owner Trustee and/or (subject to the protections of the Trust Agreement) the Trustee, at the Servicer's written direction and expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trustee for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2.

          (c) The Servicer agrees that prior to delivering any repossessed Finance Vehicle for sale to any dealer, it shall make such filings and effect such notices as are necessary under Section 9-114(1) of the UCC to preserve its ownership interest (or security interest, as the case may be) in such repossessed Financed Vehicle.

     SECTION 4.4.  Insurance.
                   ---------

          (a) The Servicer shall require (except for Receivables that are Bulk Product for which insurance is not a requirement), in accordance with Required Standard of Care, that each Financed Vehicle be initially insured by the related Obligor under the Insurance Policies referred to in Paragraph 23 of the Schedule of Representations and Warranties. Each Receivable (except for Receivables that are Bulk Product for which insurance is not a requirement) requires the Obligor to initially obtain such physical loss and damage insurance, naming TFC and its successors and assigns as additional insureds. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 23 (including during the repossession of such Financed Vehicle) the Servicer, in accordance with the Required Standard of Care, shall enforce the rights of the holder of the Receivable under the Receivable and require the Obligor to obtain such physical loss and damage insurance in accordance with such standards of care.

          (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Trustee, at the Servicer's written direction and expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trustee for the benefit of the Noteholders.

     SECTION 4.5.  Maintenance of Security Interests in Vehicles.
                   ---------------------------------------------

          (a) Consistent with the Required Standard of Care, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain TFC as the noted lienholder on each Financed Vehicle once such notation has occurred and maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust hereby authorizes the Servicer, and the Servicer agrees, consistent with the Required Standard of Care, to take any and all steps reasonably necessary to re-perfect such security interest on behalf of the Trust Collateral Agent as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust Collateral Agent is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that either TFC's or the Trust Collateral Agent's designation as the secured party on the certificate of title is in its capacity as agent of the Trust.

          (b) Upon the occurrence of an Insurance Agreement Event of Default, or, if an Insurer Default shall have occurred, upon the occurrence of a Servicer Termination Event, the Controlling Party may instruct the Trust Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent. TFC hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default or Servicer Termination Event, the Controlling Party may instruct the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trust Collateral Agent, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent; provided, however, that if the Controlling Party requests that the
         --------  -------
title documents be amended prior to the occurrence of an Insurance Agreement Event of Default or a Servicer Termination Event, the out-of-pocket expenses of the Servicer in connection with such action shall be reimbursed to the Servicer, by the Controlling Party. TFC hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by TFC pursuant to this Section 4.5(b), including execution of certificates of title or any other documents in the name and stead of TFC, and the Trust Collateral Agent hereby accepts such appointment. Notwithstanding any provision of this Agreement to the contrary, the Trust Collateral Agent shall not have any duty or obligation to pay any of the expenses associated with perfecting or re-perfecting security interests in the Financed Vehicles.

     SECTION 4.6.  Purchase of Receivables Upon Breach of Covenant.  Upon
                   -----------------------------------------------
discovery by any of the Servicer, the Seller, a Trust Officer of the Trustee, the Owner Trustee or an Authorized Officer of the Trustee of a breach of any of the covenants set forth in Sections 4.5(a) or 9.1(a), the party discovering such breach shall give prompt written notice to the others and the Insurer; provided,
                                                                       --------
however, that the failure to give any such notice shall not affect any
-------
obligation of the Servicer under this Section 4.6. As of the last day of the month following the month of its discovery or receipt of notice of any breach of any covenant set forth in Sections 4.5(a) or 9.1(a) which materially and adversely affects the interests of the Noteholders or the Insurer in any Receivable (including any Liquidated Receivable) or the related Financed Vehicle, the Servicer shall, unless such breach and the resulting Material Adverse Effect shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Deposit Date, the Servicer shall pay the related Purchase Amount and deposit such Purchase Amount into the Collection Account in accordance with Section 5.6 hereof. In consideration of and simultaneously with the purchase of the Receivable, the

Issuer and the Trustee shall perform such acts and execute such assignments, termination statements and other documents as may reasonably be requested by the Servicer in order to effect such purchase, it being understood that the preparation of any such documents and the payment of any costs associated therewith (including any required filing fees) shall be undertaken by the Servicer. The Trustee shall notify the Controlling Party promptly, in writing, of any failure by the Servicer to so repurchase any Receivable to the extent the Trustee has actual knowledge of such failure. It is understood and agreed that the obligation of the Servicer to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Insurer, the Noteholders, the Owner Trustee or the Trust Collateral Agent under this Agreement; provided, however, that the Servicer shall indemnify the Trust, the Insurer, the Owner Trustee, the Trust Collateral Agent, the Trustee, the Successor Servicer and the Noteholders (and their respective directors, officers, employees and agents) against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     SECTION 4.7.  Total Servicing Fee; Payment of Certain Expenses by Servicer.
                   ------------------------------------------------------------
On each Payment Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and reimbursable amounts for the related Monthly Period pursuant to Section 5.3. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to Noteholders or the Insurer and all other fees and expenses of the Trust not payable or reimbursable pursuant to Section 5.3, except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of TFC).

     SECTION 4.8.  Servicer's Certificate.  No later than 12:00 noon New York
                   ----------------------
City time on each Determination Date, the Servicer shall deliver, or cause to be delivered, to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Back-up Servicer, the Insurer, the Noteholders and the Rating Agencies, a Servicer's Certificate executed by a responsible officer or agent of the Servicer containing among other things, (i) all information necessary to enable the Trustee to make any withdrawal and deposit required by Section 5.5, to give any notice required by Section 5.5(b) and to make the distributions required by
Section 5.7, (ii) all information to be provided to Noteholders and the Insurer specified by Section 5.11 and (iii) a listing of all receivables repurchased by the Servicer or by the Seller on the related Deposit Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Monthly Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the Delinquency Ratio, Average Delinquency Ratio and Cumulative Net Loss Rate (as such terms are defined in the Insurance Agreement) for such Determination Date; (b) whether to the knowledge of the Servicer any Trigger Event has occurred as of such Determination Date; (c) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured as of such Determination Date; (d) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred; and (e) such other information reasonably requested by the Insurer or the Noteholders; provided, however, that such information shall only be required to be included
--------  -------
in the Servicer's Certificate on any Determination Date to the extent the request therefor is received by the Servicer on or prior to twenty (20) Business Days preceding such Determination Date.

     SECTION 4.9.  Annual Statement as to Compliance, Notice of Servicer
                   ------------------------------------------------------
Termination Event.
-----------------

          (a) The Servicer shall deliver or cause to be delivered to the Trustee, the Owner Trustee, the Successor Servicer, the Trust Collateral Agent, the Rating Agencies and the Insurer on or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2001, an Officer's Certificate signed by any responsible officer of the Servicer, dated as of December 31 (or other applicable date) of the immediately preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer, has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer, shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, and the Insurer, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.1(a). The Seller or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Insurer, the Servicer or the Seller (as applicable) promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 10.1.

          (c) The Successor Servicer shall deliver or cause to be delivered to the Insurer on or before April 30 (or 120 days after the end of the Successor Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2001, copies of any amendments, modifications, revisions or supplements to its operations manual entitled "Wells Fargo Financial Consumer
                                               ------------------------------
Auto Receivables Loan Servicing Operations Summary". Upon the occurrence and
--------------------------------------------------
continuation of a Trigger Event while TFC is acting as Servicer or an Insurance Agreement Event of Default, if so requested by the Insurer, the Successor Servicer shall deliver or cause be delivered any amendments, modifications, revisions or supplements to such operations manual, to the Insurer at such times as deemed necessary by the Insurer in the exercise of its sole discretion, which delivery shall take place within 10 Business Days after the Insurer's request therefor.

     SECTION 4.10. Independent Accountants' Report.
                   -------------------------------

          (a) The Servicer (when the Servicer is TFC) shall cause a firm of nationally recognized independent certified public accountants (the "Independent
                                                                     -----------
Accountants"), who may also render other services to the Servicer or to the
-----------
Seller, to deliver to the Board of Directors of the Servicer, the Trustee, the Successor Servicer, the Owner Trustee, the Trust Collateral Agent and the Insurer (with a copy delivered to the Rating Agencies) to perform certain agreed upon procedures as per Section 4.01(q) of the Insurance Agreement (the "Required
                                                                        --------
Audits").
------

          (b) The Successor Servicer (when TFC is not the Servicer) shall cause the Independent Accountants to perform the Required Audits if so requested by the Insurer in the exercise of its sole discretion, but in no event shall the Successor Servicer be obliged to complete such Required Audits and deliver the related report in less than 120 days after such request. The Insurer shall also have the option to request the Required Audit of the first Servicer's Certificate of the Successor Servicer within 60 days of the Successor Servicer replacing the Servicer.

     SECTION 4.11. Access to Certain Documentation and Information Regarding
                   ---------------------------------------------------------
Receivables.  The Servicer shall provide to representatives of the Trustee, the
-----------
Owner Trustee, the Trust Collateral Agent, the Successor Servicer and the Insurer reasonable access to the documentation (including any computer tapes or files) regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.12. Monthly Duties of Back-up Servicer and Successor Servicer.
                   ---------------------------------------------------------

          (a) On or before the Determination Date for each month, the Servicer will deliver or cause to be delivered to each of the Back-up Servicer, and the Successor Servicer, and upon its written request therefor, the Insurer, electronic media acceptable to each of the Back-up Servicer, the Insurer and the Successor Servicer, containing the information set forth in Schedule C hereto with respect to the Receivables as of the preceding Accounting Date, together with all other information necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in Section
5.4. The Back-up Servicer shall use such electronic media to review each Servicer's Certificate delivered pursuant to Section 4.8 of this Agreement and shall:

               (i) confirm that such Servicer's Certificate is complete on its face;

               (ii) load the electronic media, and confirm that such electronic media is in a readable form, and confirm the Pool Balance for the most recent Payment Date;

               (iii) confirm based on the recalculation of the numbers set forth in the Servicer's Certificate, and comparison to the data provided on the electronic media, that the Pool Balance, the Aggregate Principal Balance, the Available Funds, the Base Servicing Fee, the fees payable pursuant to Section 5.7(a)(ii) hereof, the Noteholders' Interest Payment Amount, the Noteholders' Principal Payment Amount, the Noteholders' Principal Carryover Shortfall and the other required distributions hereunder are accurate;

               (iv)   confirm the Deficiency Claim Amount, if any; and

               (v) confirm based on the recalculation of the numbers set forth in the Servicer's Certificate and comparison to the data provided on the electronic media that the Average Delinquency Ratio, Cumulative Net Loss Rate and Delinquent Receivables (as such terms are defined in the Insurance Agreement) are accurate.

          (b) On or before 12:00 noon (New York City time) on the Business Day preceding each Payment Date, the Back-up Servicer shall deliver or cause to be delivered to the Insurer, the Servicer and the Trustee a certificate, in form and substance satisfactory to the Insurer, signed by a Trust Officer, stating that (i) the Back-up Servicer has loaded the electronic media as described in
Section 4.12(a)(ii) on its hardware, (ii) a review of the Servicer's Certificate for the related Determination Date has been made under such Trust Officer's supervision, and (iii) to such Trust Officer's knowledge, (x) the electronic media is in readable form; (y) the data on the electronic media tie to the related Servicer's Certificate resulting in no discrepancies between them; and
(z) the Servicer's Certificate does not contain any errors. If the preceding statements cannot be made in the affirmative, the applicable Trust Officer shall state the nature of any and all anomalies, discrepancies and errors, and indicate all actions it is currently taking with the Servicer to reconcile and/or correct the same.

          (c) In the event that the Back-up Servicer reports any anomalies, discrepancies and errors such as those described in Section 4.12(b) above, the Back-up Servicer shall request that the Servicer reconcile such discrepancies and correct such errors prior to 12 noon (New York City time) on the Business Day preceding the related Payment Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and payments with respect to the related Payment Date. If the Back-up Servicer and the Servicer are able to reconcile all discrepancies and correct all errors with respect to the Servicer's Certificate prior to 5:00 p.m. (New York City time) on the Business Day preceding the related Payment Date, the Servicer's Certificate shall be immediately restated by the Servicer and delivered to each of the Back-up Servicer, the Successor Servicer, the Trustee and the Insurer by the close of business of the Servicer on such day, which restated certificate shall be deemed to be the Servicer's Certificate for the Determination Date and the related Payment Date.

          (d) If the Back-up Servicer and the Servicer are unable to reconcile all discrepancies and correct all errors, with respect to a Servicer Certificate by 5:00 p.m. (New York City time) on the Business Day preceding the related Payment Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth Business Day, but in no event later than the eighth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

          (e) Upon the occurrence and continuation of a Trigger Event while TFC is acting as Servicer or upon an Insurance Agreement Event of Default while TFC is acting as Servicer, if so requested by the Insurer, the Back-up Servicer shall cause the Independent Accountants, at TFC's expense, to perform certain agreed upon procedures with regard to the electronic media most recently delivered to the Successor Servicer and the related Servicer's Certificate to provide third party confirmation of items specified similar to those specified in Sections 4.12(a) and (b) above, as deemed necessary by the Insurer in the exercise of its sole discretion. The Back-up Servicer, at TFC's expense, shall cause such agreed upon procedures to be applied to electronic media delivered under this Section 4.12 in the future, if so requested by the Insurer from time to time, provided, however, that the Insurer shall not demand such additional
         --------  -------
third party confirmations if and to extent that no fewer than three such additional third party confirmations are deemed by the Insurer, in the exercise of its sole discretion, to indicate a high degree of accuracy with respect to the related Servicer's Certificate; and the agreed upon procedures specified in this subsection (e) may be applied in the future, if so requested by the Insurer, upon the occurrence and confirmation of a subsequent Trigger Event or subsequent Insurance Agreement Event of Default while TFC is acting as Servicer.

          (f) Upon the occurrence of an Insurance Agreement Event of Default or a Servicer Termination Event, if so requested by the Insurer or the Successor Servicer, the Successor Servicer from amounts available under Section 5.7(a)(ii) hereof and with the full cooperation of the Servicer, shall perform a test conversion of the Servicer's servicing system for the Receivables on a sample of Receivables as described in
Section 10.3(a)(i) here of.

          (g) Other than the duties specifically set forth in this Agreement, the Back-up Servicer and the Successor Servicer shall have no obligations hereunder, including without limitation to supervise, verify, monitor or administer the performance of the Servicer. The Back-up Servicer and the Successor Servicer shall have no liability for any actions taken or omitted by the Servicer (except to the extent such Person had been acting as Servicer). The Back-up Servicer and the Successor Servicer shall have no duties or obligations hereunder other than those expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Back-up Servicer and the Successor Servicer. Except for reports, information or other documents provided to the Back-up Servicer and the Successor Servicer pursuant to the specific provisions in this Agreement, any reports, information or other documents provided to the Back-up Servicer, the Successor Servicer or the Trustee are for informational purposes only and such parties' receipt of any such information shall not constitute constructive notice of any information contained therein or determinable from any information contained therein, including the Issuer, the Seller or the Servicer's compliance with any of its covenants, representations or warranties hereunder.

     SECTION 4.13. Retention and Termination of Servicer.  The Servicer hereby
                   -------------------------------------
covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on December 31, 2000, which term shall be extendible by the Insurer for successive quarterly terms ending on each successive March 31, June 30, September 30 and December 31, until the Notes are paid in full; provided, however, that upon the occurrence of an Insurance
              --------  -------
Agreement Event of Default or a Servicer Termination Event, such term shall only be extendible by the Insurer for successive monthly terms ending on the last day of such successive calendar month. Each such extension notice which may be executed by the Insurer from time to time (a "Servicer Extension Notice") shall
                                              -------------------------
be delivered by the Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the Closing Date and for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer the Trustee shall not have received any Servicer Extension Notice from the Insurer, the Trustee will, within five days thereafter, give written notice of such non-receipt to the Insurer, the Back-up Servicer and the Successor Servicer (or any alternate successor to the Servicer appointed by the Insurer pursuant to Section 10.4(f)) and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

     SECTION 4.14. Fidelity Bond.  The Servicer or such successor servicer that
                   -------------
is performing the servicing duties of the Servicer (unless the successor servicer is the Successor Servicer), has obtained, and shall continue to maintain in full force and effect, a fidelity bond of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

                                   ARTICLE V

                 Trust Accounts and Spread Account; Payments;
                 --------------------------------------------
                Statements to Certificateholders and Noteholders
                ------------------------------------------------

     SECTION 5.1.  Establishment of Trust Accounts and Spread Account.
                   --------------------------------------------------

          (a) The Trust Collateral Agent, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating
              ------------------
that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders and the Insurer. The Collection Account shall initially be established with the Trust Collateral Agent.

          (b) The Trust Collateral Agent, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Deposit Account (the "Note Payment Account"), bearing a designation clearly indicating
              --------------------
that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders and the Insurer. The Note Payment Account shall initially be established with the Trust Collateral Agent.

          (c) The Trust Collateral Agent, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Deposit Account (the "Spread Account"), bearing a designation clearly indicating that
              --------------
the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders and the Insurer. The Spread Account shall initially be established with the Trust Collateral Agent.

          (d) Funds on deposit in the Collection Account, and the Note Payment Account (collectively, the "Trust Accounts") and the Spread Account shall be
                            --------------
invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise) which, absent any instruction shall be the investments specified in clause (d) of the definition of Eligible Investments set forth herein. Other than as permitted by the Rating Agencies and the Insurer, funds on deposit in any Trust Account or the Spread Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. All Eligible Investments will be held to maturity.

          (e) All investment earnings of monies deposited in the Trust Accounts shall be deposited (or caused to be deposited) by the Trust Collateral Agent in the Collection Account no later than the close of business on the Business Day immediately preceding the related Payment Date, and any loss resulting from such investments shall be charged to the Collection Account. All investment earnings of monies deposited in the Spread Account shall be deposited (or caused to be deposited) by the Trust Collateral Agent in the Spread Account no later than the close of business on the Business Day immediately preceding the related Payment Date, and any loss resulting from such investments shall be charged to the Spread Account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust

Accounts and the Spread Account unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if necessary, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel to such effect.

          (f) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts or the Spread Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (g) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts or the Spread Account to the Trustee by 12:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Property and Spread Account Property are being applied as if there had not been such a declaration; then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts and the Spread Account in one or more Eligible Investments pursuant to paragraph (d) above.

          (h) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Trust Property. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Spread Account Property. Except as otherwise provided herein, the Trust Accounts and the Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and/or the Insurer, as the case may be. If, at any time, any of the Trust Accounts or the Spread Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency and the Insurer may consent) establish a new Trust Account or Spread Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or Spread Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts or the Spread Account are not accounts with the Trustee, the Servicer shall notify the Trustee in writing promptly upon any of such Trust Accounts or the Spread Account, as the case may be, ceasing to be an Eligible Deposit Account.

               (i)  With respect to the Trust Account Property:

                    (A) any Trust Account Property or any property in the Certificate Distribution Account that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

                    (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of "Delivery" in Section 1.1 and shall
                                              --------
     be held, pending maturity or disposition, solely by the Trust Collateral Agent or a financial intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Trust Collateral Agent;

                    (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" in Section 1.1 and shall be maintained by the
                        --------
     Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                    (D)  any Trust Account Property that is an "uncertificated
                                                                --------------
     security" under Article 8 of the UCC and that is not governed by clause (C)
     --------
     above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) of the definition of "Delivery" in Section 1.1 and shall be
                                         --------
     maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent's (or its nominee's) ownership of such security.

          Effective upon delivery of any Trust Account Property in the form of physical property, book-entry securities or uncertificated securities, the Trust Collateral Agent shall be deemed to have purchased such Trust Account Property for value, in good faith and without notice of any adverse claim thereto.

          The Trustee shall not enter into any subordination or intercreditor agreement with respect to the Trust Account Property.

     SECTION 5.2.  Reserved.
                   --------

     SECTION 5.3.  Certain Reimbursements to the Servicer.  To the extent that
                   --------------------------------------
other reimbursable expenses are not recovered pursuant to Section 4.3, the Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Monthly Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 5.7(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Controlling Party as may be necessary in the opinion of the Controlling Party to verify the accuracy of such certification. In the event that the Controlling Party has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Controlling Party shall give the Trustee notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.7, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.7, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

     SECTION 5.4.  Application of Collections.  All collections for the Monthly
                   --------------------------
Period shall be applied by the Servicer as follows:

          With respect to each Simple Interest Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method. With respect to each Rule of 78s Receivable and with respect to each Actuarial Receivable, (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Actuarial Method.

     SECTION 5.5.  Spread Account.
                   --------------
          (a) The Spread Account will be held for the benefit of the Noteholders and the Insurer. On or prior to the Closing Date, the Issuer shall deposit or cause to have deposited an amount equal to the Requisite Amount into the Spread Account from the net proceeds of the sale of the Notes.

          (b) In the event that the Servicer's Certificate with respect to any Determination Date (other than the Determination Date preceding the Final Scheduled Payment Date) shall state that the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Payment Date pursuant to clauses (i) through (iv) and (vi) (and, at the option of the Insurer in its sole discretion, clause (v)) of Section 5.7(a) (such deficiency being a "Deficiency Claim Amount") then on the Deficiency Claim
                          -----------------------
Date immediately preceding such Payment Date, the Servicer shall deliver to the Trustee, the Owner Trustee and the Insurer, by hand delivery, telex or facsimile transmission, a written notice in substantially the form of Exhibit B attached hereto (a "Deficiency Notice") specifying the Deficiency Claim Amount for such
           -----------------
Payment Date. Such Deficiency Notice shall direct the Trustee to remit from the Spread Account such Deficiency Claim Amount for deposit in the Collection Account on the related Payment Date. With respect to the Determination Date next preceding the Final Scheduled Payment Date, the Deficiency Claim Amount will be calculated in the manner described above, except that, the calculation will use clauses (i) through (vi) of Section 5.7(a).

          (c) Any Deficiency Notice shall be delivered by 12:00 noon, New York City time, on the Deficiency Claim Date. The amounts distributed pursuant to a

Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 5.6.

          (d) With respect to the Spread Account Property, the Trust Collateral Agent agrees that, subject at all times to the terms of the Securities Account Control Agreement:

               (i) Any Spread Account Property that is held in deposit accounts shall be held solely in the name of the Trust Collateral Agent, with the Trust Collateral Agent. The Spread Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signatory authority with respect thereto.

               (ii) Any Spread Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent, in accordance with paragraph (a) of the definition of "Delivery" in Section 1.1 and shall be held,
                                    --------
pending maturity or disposition, solely by the Trust Collateral Agent, or a securities intermediary, as such term is defined in Section 8-102(a)(14) of the UCC, acting solely for the Trust Collateral Agent.

               (iii) Any Spread Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" in Section 1.1 and shall be maintained by the Trust
               --------
Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Spread Account Property as described in such paragraph.

               (iv)   Any Spread Account Property that is an "uncertificated
                                                              --------------
security" under Article 8 of the UCC and that is not governed by clause (iii)
--------
above shall be delivered to the Trust Collateral Agent, in accordance with paragraph (c) of the definition of "Delivery" in Section 1.1 and shall be
                                    --------
maintained by the Trust Collateral Agent, pending maturity or disposition through continued registration of the Trust Collateral Agent's or its securities intermediary's (or its custodian's or its nominee's) ownership of such security, in its capacity as Trust Collateral Agent.

               (v) Effective upon delivery of any Spread Account Property in the form of physical property, book-entry securities or uncertificated securities, the Trust Collateral Agent shall be deemed to have purchased such Spread Account Property for value, in good faith and without notice of any adverse claim thereto.

               (vi) The Trust Collateral Agent shall not enter into any subordination or intercreditor agreement with respect to the Spread Account Property.

          (e) On or after the occurrence of an Event of Default under the Indenture and the acceleration of the Notes thereunder, and upon the written direction of the Insurer, all, or any portion of, amounts on deposit in the Spread Account shall be applied to pay amounts described in Section 5.6 of the Indenture.

     SECTION 5.6.  Additional Deposits.  TFC and the Seller, as applicable,
                   -------------------
shall deposit or cause to be deposited in the Collection Account on the Deposit
Date:

          (a)  the aggregate Purchase Amount with respect to Purchased
Receivables;

          (b) proceeds of any redemption of the Notes described in Section 11.1 shall be deposited in the Collection Account; and

          (c)  from the Spread Account, any Deficiency Claim Amount pursuant to
Section 5.5.

     SECTION 5.7.  Payments.
                   --------

          (a) On each Payment Date, the Trustee shall (x) distribute all amounts deposited by the Insurer pursuant to Section 5.12 as directed by the Insurer in writing and (y)(based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date (as the same may be restated in accordance with and pursuant to Section 4.12(c)) distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:

               (i) from the Amount Available, to the Servicer, the Base Servicing Fee for the related Monthly Period, and any amounts specified in
Section 5.3, to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3 and to the extent not retained by the Servicer;

               (ii) from the remaining Amount Available, pro rata in accordance with the respective amounts then owed, to the Trustee, Trust Collateral Agent, Back-up Servicer, Successor Servicer, Owner Trustee and P.O. Box Owner, their accrued and unpaid fees (provided, however, that such fees in the aggregate for
                         ---------  --------
the Trustee, Trust Collateral Agent, Back-up Servicer and the P.O. Box Owner shall not exceed an amount equal to the greater of (w) the product of one-twelfth (1/12) of 0.09% times the Pool Balance as of the next preceding
                        -----
Accounting Date (except in the case of the first Payment Date, such amount shall be based on the Pool Balance as of the Closing Date and the number of days between the Closing Date and the first Payment Date) and (x) $2,000; and provided, further, that such fees in the aggregate for the Successor Servicer
--------  -------
shall not exceed an amount equal to $1,200 per item of electronic media delivered pursuant to Section 4.12(a)) and expenses, (including, but not limited to, reasonable attorneys' fees and reasonable transition costs); provided,
                                                                 --------
however, that in the aggregate (y) such attorneys' fees and transition costs and
-------
expenses for the Trustee, Trust Collateral Agent, Back-up Servicer, Successor Servicer and the P.O. Box Owner shall not exceed an amount equal to $100,000 for the period concluding on the Final Scheduled Payment Date, and (z) such fees and expenses for the Owner Trustee shall not exceed $2,500 per annum.

               (iii) from the remaining Amount Available and from amounts, if any, paid under the Note Policy with respect to such Payment Date, to the Note Payment Account, the Noteholders' Interest Payment Amount;

               (iv) so long as no Insurer Default has occurred and is continuing, from the remaining Amount Available, to the Insurer, the premium owing to the Insurer under the Insurance Agreement (other than the Premium Supplement as such term is defined in the Premium Letter);

               (v) from the remaining Amount Available and from amounts, if any, paid under the Note Policy with respect to such Payment Date to the Note Payment Account, the Noteholders' Principal Payment Amount;

               (vi) from the remaining Amount Available, to the Insurer, all other amounts owing to the Insurer under the Insurance Agreement and the other Basic Documents and not previously paid;

               (vii) from the remaining Available Funds to the Note Payment Account, the Additional Principal Payment Amount;

               (viii) from the remaining Available Funds to the Spread Account, the amount required to fund the Spread Account to the Requisite Amount; and

               (ix) to the Certificate Distribution Account or as otherwise specified in the Trust Documents, all remaining Available Funds together with any remaining funds released from the Spread Account due to an excess of funds in the Spread Account over the Requisite Amount;

provided, however, that (A) following an acceleration of the Notes or (B) if an
--------  -------
Insurer Default shall have occurred and be continuing and an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv), 5.1(v) or 5.1(vi) of the Indenture shall have occurred and be continuing, in each case, to the extent actually known by an Authorized Officer of the Trustee, or (C) following the receipt of Insolvency Proceeds pursuant to Section 11.1(b), amounts deposited in the Note Payment Account (including any such Insolvency Proceeds) shall be paid to the Noteholders pursuant to Section 5.6 of the Indenture and the Trustee may, and if the Trustee is so directed by Holders holding Notes representing not less than 66/2/3/% of the Note Principal Balance, the Trustee (subject to Section 6.2(f) of the Indenture), shall, declare the unpaid principal amount of all the Notes to be immediately due and payable at par, together with accrued interest thereon, and upon such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest.

          (b) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to
Section 5.7(a) on the related Payment Date.

          (c) Each Certificateholder, by its acceptance of its Certificate will be deemed to have consented to the provisions of paragraph (a) above relating to the priority of distributions, and will be further deemed to have acknowledged that no property rights in any amount of or the proceeds of any such amount shall vest in such Certificateholder until such amounts have been distributed to such Certificateholder pursuant to such provisions; provided, that the foregoing shall not restrict the right of any Certificateholder, upon compliance with the provisions hereof, from seeking to compel the performance of the provisions hereof by the parties hereto.

          (d) In furtherance of and not in limitation of the foregoing, each Certificateholder, by acceptance of its Certificate, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been distributed pursuant to clause (ix) above to such Certificateholder. Each Certificateholder by acceptance of its Certificate, further specifically acknowledges that it has no right to or interest in any monies at any time held in the Spread Account pursuant hereto prior to the release of such monies as aforesaid, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, nothing shall be deemed to limit the Certificateholders from receiving any amounts to which they are entitled from the releases from the Spread Account pursuant to Sections 5.7(a)(ix). Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Spread Account constitute a pledge of collateral, then the provisions of this Agreement shall be considered to constitute a security agreement and the Seller and the Certificateholders hereby grant to the Trust Collateral Agent for the benefit of the Trustee and the Insurer a first priority perfected security interest in such amounts, to be applied as set forth in
Section 5.5. In addition, each Certificateholder, by acceptance of its Certificate, as applicable, hereby appoints the Seller as its agent to pledge a first priority perfected security interest in the Spread Account, and any amounts held therein from time to time to the Trust Collateral Agent for the benefit of the Trustee and the Insurer and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Trust Collateral Agent's Security Interest in the Spread Account.

     SECTION 5.8.  Note Payment Account.
                   --------------------

          (a) On each Payment Date, the Trustee shall distribute all amounts on deposit in the Note Payment Account, as such amounts on deposit in the Note Payment Account are specified on the related Servicer's Certificate, to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority:

               (i)  the Noteholders' Interest Payment Amount;

               (ii) the Noteholders' Principal Payment Amount and the Additional Principal Payment Amount until the Outstanding Amount of the Notes is reduced to zero.

          (b) On each Payment Date, the Trustee shall send to each Noteholder pursuant to a written request the statement provided to the Trustee by the Servicer pursuant to Section 5.11 hereof on such Payment Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The parties hereto hereby agree to provide to the Trustee the information any such party may have, if any, with respect to any such withholding tax. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings, although the Trustee is under no obligation to so contest absent direction from the Controlling Party to so contest, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment (such as a payment to a non-US Noteholder), the Trustee may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trustee for any out-of-pocket expenses incurred. Notwithstanding anything to the contrary contained in this Agreement, neither the Trust Collateral Agent nor the Trustee shall have any liability or obligation with respect to withholding tax issues unless and until it receives notification from the Servicer pursuant to Section 12.1(b)(ii).

          (d) Payments required to be made to Noteholders on any Payment Date shall be made to each Noteholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Notes in the aggregate evidence a denomination of not less than $1,000,000 or, if not, by check mailed to such Noteholder at the address of such holder appearing in the Note Register; provided, however, that, unless Notes
                                       --------  -------
have been issued pursuant to Section 3.13 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co. or Morgan Guaranty Trust Company of New York), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final payment in respect of any Note (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture; provided, however,
                                                             --------  -------
that such presentation and surrender shall be waived with respect to any Noteholder upon satisfaction by such Noteholder of the indemnity requirements set forth in Section 2.6 of the Indenture.

     SECTION 5.9.  [Reserved.]
                    ---------

     SECTION 5.10. [Reserved.]
                    --------

     SECTION 5.11. Statements to Certificateholders and Noteholders.  On or
                   ------------------------------------------------
prior to each Determination Date, the Servicer shall provide, or cause to be provided, to the Trustee and the Owner Trustee (with a copy to the Insurer and the Rating Agencies) for the Trustee to forward to each Noteholder of record, and to each Certificateholder of record, a statement setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

               (i) the amount of such payment allocable to principal of the Notes and to the Certificate Balance of the Certificates;

               (ii) the amount of such payment allocable to interest on or with respect to the Notes and to the Certificates;

               (iii)   the amount of such payment allocable to the Certificates;

               (iv) the amount of such payment payable to the Noteholders withdrawn from the Spread Account or pursuant to a claim on the Note Policy;

               (v) the Pool Balance as of the close of business on the last day of the preceding Monthly Period;

               (vi) the aggregate outstanding principal amount of the Notes, the Note Factor, and after giving effect to payments allocated to principal reported under (i) above;

               (vii) the amount of the Base Servicing Fee and any reimbursable amounts paid to the Servicer with respect to the related Monthly Period and/or due but unpaid with respect to such Monthly Period or prior Monthly Periods, as the case may be;

               (viii) the Noteholders' Interest Carryover Shortfall and the Noteholders' Principal Carryover Shortfall;

               (ix) the amount of the aggregate Realized Losses, if any, for the second preceding Monthly Period;

               (x) the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such period;

               (xi) recoveries for the period on charged off and liquidated accounts; and

               (xii) the amount of any deposits to the Collection Account pursuant to Section 5.12 hereof.

          Each amount set forth pursuant to paragraph (i), (ii), (iii), (iv),
(vii) and (viii) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes or the initial Certificate Balance, as applicable.

     SECTION 5.12. Optional Deposits by the Insurer.  The Insurer shall at any
                   --------------------------------
time, and from time to time, with respect to a Payment Date, have the option to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Payment Date, (ii) to distribute as a component of the Principal Payment Amount to the extent that the Note Balance as of the Determination Date preceding such Payment Date exceeds the Pool Balance as of such Determination Date or (iii) to provide funds to the extent that without such amount a draw would be required to be made on the Note Policy.

                                  ARTICLE VI

                                The Note Policy
                                ---------------

     SECTION 6.1.  Claims Under Note Policy.
                   ------------------------

          (a) In the event that the Trustee has received a Deficiency Notice, or otherwise has actual knowledge or is aware of the existence of a Deficiency Claim Amount, with respect to any Determination Date, the Trustee shall determine on the related Draw Date whether the sum of (i) the amount of Available Funds with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, available to be distributed by the Trustee pursuant to a Deficiency Notice delivered with respect to such Payment Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Trustee pursuant to Section 5.5(b)) plus
(iii) the amount of any Insurer Optional Deposits, would be insufficient, after giving effect to the payments required by Section 5.7(a), to pay the Scheduled Payments (as defined in the Note Policy) for the related Payment Date, then in such event the Trustee shall furnish to the Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Scheduled Payments with respect to such Payment Date (the amount of any such shortfall being hereinafter referred to as the "Note Policy Claim Amount"). Amounts paid by the
                                ------------------------
Insurer under the Note Policy shall be deposited by the Trustee into the Note Payment Account for payment to Noteholders on the related Payment Date (or for payment on a later date as set forth in the Note Policy).

          (b)  Any notice delivered by the Trustee to the Insurer pursuant to
Section 6.1(a) shall specify the Note Policy Claim Amount claimed under the Note Policy and shall constitute a "Notice of Claim" under the Note Policy. In
                               ---------------
accordance with the provisions of the Note Policy, the Insurer is required to pay to the Trustee the Note Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Note Policy) following receipt on a Business Day (as defined in the Note Policy) of the Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Insurer under the Note Policy shall be applied solely to the payment of the Notes, and for no other purpose.

          (c) The Trustee shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Insurer and (ii) deposit the same in the Note Payment Account for disbursement to the Noteholders as set forth in
Section 5.7(a). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Issuer or from the Spread Account with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, each Noteholder shall be deemed, without further action, to have directed the Trustee to assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Noteholders' Interest Payment Amount or Noteholders' Principal Payment Amount.

          (d) The Trustee shall be entitled to enforce on behalf of the Noteholders the obligations of the Insurer under the Note Policy.
Notwithstanding any other provision of this Agreement, the Noteholders are not entitled to institute proceedings directly against the Insurer.


     SECTION 6.2.  Preference Claims.
                   -----------------

          (a) In the event that the Trustee has received a certified copy of a final, non-appealable order of the appropriate court that any Scheduled Payment (as such term is defined in the Note Policy) paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, comply with the provisions of the Note Policy to obtain payment by the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. Upon written request, the Trustee shall furnish to the Insurer its records evidencing the payments of principal and interest on Notes, if any, which have been made by the Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order (as defined in the Note Policy) and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Trustee for payment to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

          (b) Each Notice of Claim shall provide that the Trustee, on its behalf and on behalf of the Noteholders, thereby appoints the Insurer as agent and attorney-in-fact for the Trustee and each Noteholder in any legal proceeding with respect to the Notes. The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which an Authorized Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the
                   ---------- -----
Notes. Each Holder of Notes, by its purchase of Notes, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 6.1(c), the Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     SECTION 6.3.  Surrender of Policy.  The Trust Collateral Agent shall
                   -------------------
surrender the Note Policy to the Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.

                                  ARTICLE VII

                                   RESERVED
                                   --------

                                 ARTICLE VIII

                                  The Seller
                                  ----------

     SECTION 8.1.  Covenants, Representations, and Warranties of Seller.  The
                   ----------------------------------------------------
Seller makes the following representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy, on which the Issuer is deemed to have relied in acquiring the Receivables, on which the Trustee is deemed to have relied in issuing the Note and on which the Noteholders are deemed to have relied in purchasing the Notes. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

          The Seller represents, warrants, and covenants:

          (a)  Organization and Good Standing.  The Seller has been duly
               ------------------------------
organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

          (b)  Due Qualification.  The Seller is duly qualified to do business
               -----------------
as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller's ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Seller's obligations hereunder and under the Seller's Basic Documents.

          (c)  Power and Authority.  The Seller has the power and authority to
               -------------------
execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller's Basic Documents have been duly authorized by the Seller by all necessary corporate action.

          (d)  Valid Sale, Binding Obligations.  This Agreement effects a
               -------------------------------
valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller. This Agreement and the Seller's Basic Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the transactions contemplated
               ------------
by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents,
(C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

          (g)  Approvals.  All approvals, authorizations, consents, orders or
               ---------
other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

          (h)  No Consents.  The Seller is not required to obtain the consent
               -----------
of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained .

          (i)  Chief Executive Office.  The chief executive office of the
               ----------------------
Seller is at 5425 Robin Hood Road, Suite 101C, Norfolk, Virginia 23513.

          (j)  Sale of Assets.  The Seller will not sell all (or substantially
               --------------
all) of its assets, which will not include assets sold in a securitization transaction such as that contemplated herein, without the prior written consent of the Insurer.

     SECTION 8.2.  Corporate Existence.
                   -------------------

          (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

          (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

               (i) the Seller shall maintain a Board of Directors with not less than two Independent Directors;

               (ii) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

               (iii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

               (iv) the Seller shall hold such appropriate meetings of its Board of Directors or distribute appropriate unanimous consents in lieu of a meeting as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

               (v) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates;

               (vi) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis; and

               (vii) the Seller shall not incur any indebtedness, other than the indebtedness contemplated by the Indenture.

     SECTION 8.3.  Liability of Seller; Indemnities.  The Seller shall be
                   --------------------------------
liable in accordance herewith only to the extent of the obligations specifically undertaken under this Agreement by the Seller and the representations made by the Seller under this Agreement.

          (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust, the Insurer, the Trustee, the Back-up Servicer, the Successor Servicer and the Trust Collateral Agent from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any federal or other income taxes arising hereunder, including any fees, late charges, penalty or other similar payment paid to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Back-up Servicer, the Successor Servicer and the Insurer and any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

          (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Trust Collateral Agent, the Insurer, the Certificateholders, the Back-up Servicer, the Successor Servicer and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this

Agreement or the Seller's reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates but not any violation of such laws that are attributable in whole to the actions of Rothschild Inc.

          (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Trustee, the Back-up Servicer, the Successor Servicer and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Back-up Servicer, the Successor Servicer, the Owner Trustee, the Trustee, and the Trust Collateral Agent.

          Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee, the Back-up Servicer, the Successor Servicer or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement or the Custodian Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

     SECTION 8.4.  Merger or Consolidation of, or Assumption of the Obligations
                   ------------------------------------------------------------
of, Seller. Any Person (a) into which the Seller may be merged or consolidated,
----------
(b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases (x) has a certificate of incorporation containing provisions relating to limitations on business and other matters substantially identical to those contained in the Seller's certificate of incorporation and (y) executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided,
                                                                     --------
however, that (i) the Seller shall have received the written consent of the
-------
Controlling Party prior to entering into any such transaction, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (iii) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Controlling Party an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction, (v) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Controlling Party an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Owner Trustee and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest, and (vi) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing; provided, further,
                                               --------  -------
notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv), (v) and (vi) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 8.5.  Limitation on Liability of Seller and Others.  The Seller
                   --------------------------------------------
and any director or officer or employee or agent of the Seller may rely in good faith on the written advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 8.6.  Seller May Own Certificates or Notes. The Seller and any
                   ------------------------------------
Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates
                              --------  -------
owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and will not be entitled to the benefits of the Note Policy. The Seller shall notify the Owner Trustee, the Trustee, the Trust Collateral Agent and the Insurer in writing promptly after it or any of its Affiliates become the owner or pledgee of a Certificate or a Note.

                                  ARTICLE IX

                                 The Servicer
                                 ------------

     SECTION 9.1.  Covenants, Representations, and Warranties of Servicer.  By
                   ------------------------------------------------------
its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust Collateral Agent relies in accepting the Receivables, on which the Trustee relies in authenticating and issuing the Notes, on which the Owner Trustee relies in executing the Certificates, on which the Insurer relies in issuing the Note Policy and on which the Noteholders rely in purchasing the Notes. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

          (a)  The Servicer covenants as to the Receivables:

               (i)    Liens in Force.  The Financed Vehicle securing each
                      --------------
Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

               (ii)   No Impairment.  The Servicer shall do nothing to impair
                      -------------
the rights of the Trust, the Insurer or the Noteholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property;

               (iii)  No Amendments.  The Servicer shall not extend or
                      -------------
otherwise amend the terms of any Receivable, except in accordance with Section 4.2;

               (iv)   Restrictions on Liens.  The Servicer shall not (i)
                      ---------------------
create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of, any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and Insurer, the Lien imposed by the Indenture in favor of the Trust Collateral Agent for the benefit of the Noteholders and the Insurer, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names TFC, the Seller or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders and the Insurer; and

               (v)    Servicing of Receivables. The Servicer (including any
                      ------------------------
successor to the Servicer) shall manage, service, administer and make collections on the Receivables, and perform the other obligations of the Servicer under this Agreement and the other Transaction Documents in accordance with the Required Standard of Care. In addition, the Servicer will cooperate with any successor to the Servicer upon any assumption by such successor to the Servicer (including, without limitation, the Successor Servicer) of the servicing of Receivables under this Agreement, in order to enable such successor to the Servicer to carry out the duties and obligations of the Servicer hereunder, and will take all such other actions as may be requested by such successor to the Servicer from time to time as may be necessary or reasonably desirable to effect such transfer of servicing duties and obligations.

          (b) The Servicer (and the Successor Servicer, as the successor to the Servicer, with respect to clauses (ii), (iii), (iv), (v), (vi), (vii),
(viii), (ix) and (xii) below, when it is the successor to the Servicer) represents, warrants, and covenants:

               (i)    Representations and Warranties.  The representations and
                      ------------------------------
warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than TFC;

               (ii)   Organization and Good Standing.  The Servicer has been
                      ------------------------------
duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement and each of the Basic Documents to which it is a party;

               (iii)  Due Qualification.  The Servicer is duly qualified to do
                      -----------------
business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;


               (iv)   Power and Authority. The Servicer has the power and
                      -------------------
authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer's Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

               (v)    Binding Obligation.  This Agreement and the Servicer's
                      ------------------
Basic Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (vi)   No Violation.  The consummation of the transactions
                      ------------
contemplated by this Agreement and the Servicer's Basic Documents, and the fulfillment of the terms of this Agreement and the Servicer's Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties, or any way materially adversely affect the interest of the Insurer, the Noteholders or the Trust in any Receivable or affect the Servicer's ability to perform its obligations under this Agreement;

               (vii)  No Proceedings.  There are no proceedings or
                      --------------
investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities;

               (viii) Approvals.  All approvals, authorizations, consents,
                      ---------
orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date;

               (ix)   No Consents.  The Servicer is not required to obtain the
                      -----------
consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained;

               (x)    Chief Executive Office.  The chief executive office of
                      ----------------------
TFC is located at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513;

               (xi)   Net Worth.  The Servicer shall maintain its Tangible Net
                      ---------
Worth determined as of the close of each fiscal quarter commencing with June 30, 2000, at an amount equal to at least $32,000,000 plus 50% of the after-tax consolidated net income for each of the fiscal quarters since June 30, 2000;

               (xii)  Arm's Length Transactions.  All transactions and dealings
                      -------------------------
between the Servicer and its Affiliates will be conducted on an arm's-length basis;

               (xiii) Civilian Portfolio.  The Servicer shall cause, with
                      ------------------
respect to each calendar quarter ending before January of 2003, the fraction (stated as a percentage) (A) the numerator of which is the aggregate outstanding principal balance of Receivables serviced by the Servicer as determined as of the close of business of the last day of the most recently concluded calendar quarter, and in respect of which the Obligors are not military personnel and (B) the denominator of which is the aggregate outstanding principal balance of all such Receivables serviced by the Servicer as determined as of the close of business of the last day of such calendar quarter, not to exceed for such calendar quarter the percentage set for opposite such Monthly Period on Schedule
                                                                        --------
2 attached under the Insurance Agreement and under the heading "Civilian
-
Percentage Limit".

               (xiv)  Lines of Credit.  TFC will not permit its non-expired
                      ---------------
lines of credit, including, without limitation, such financing arrangements as: commercial paper conduits, warehousing facilities and revolving loans, to be less than $65,000,000; and

               (xv)   Sale of Assets.  The Servicer will not sell all (or
                      --------------
substantially all) of its assets, other than as specifically contemplated herein, a whole-loan sale, or similar financing transaction, without the prior written consent of the Insurer.

     SECTION 9.2.  Liability of Servicer; Indemnities.
                   ----------------------------------

          (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer and to the extent not covered in Section 3.04 (Indemnification) of the Insurance Agreement;

          (b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

          (c) The Servicer (when the Servicer is TFC) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same, except to the extent that such costs, expenses, losses, damages, claims and liabilities arise out of the negligence or willful misconduct of such indemnified parties;

          (d) The Servicer (when the Servicer is not TFC or the Trust Collateral Agent) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same;

          (e) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer or the Noteholders, by reason of the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement;

          (f) The Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Trustee, the Back-up Servicer, the Successor Servicer and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Back-up Servicer, the Successor Servicer, the Owner Trustee, the Trustee, and the Trust Collateral Agent;

          (g) TFC shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or state securities laws in connection with the registration or the sale of the Securities except for violations of such laws by Rothschild Inc.; and

          (h) Indemnification under this Article shall survive the termination of this Agreement and will survive the early resignation or removal of any of the parties hereto and the Trustee, the Back-up Servicer, the Successor Servicer, and the Trust Collateral Agent and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding any other provision of this Agreement, the obligations of the Servicer shall not terminate or be deemed released upon the resignation or termination of TFC as the Servicer and shall survive any termination of this Agreement.

     SECTION 9.3.  Merger or Consolidation of, or Assumption of the Obligations
                   ------------------------------------------------------------
 of, the Servicer or the Trust Collateral Agent.
 ----------------------------------------------

          (a) The Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity, there shall be no material adverse effect upon the ability of the surviving entity to fulfill its duties contained in this Agreement. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be
                 --------  -------
deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 9.3(a) to the Owner Trustee, the Trust Collateral Agent, the Insurer and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 9.1 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) the Servicer shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Rating Agencies and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 9.3(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) TFC shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Rating Agencies and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          (b) Any Person (i) into which the Trust Collateral Agent, the Back-up Servicer or the Successor Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Trust Collateral Agent, the Back-up Servicer or the Successor Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Trust Collateral Agent, the Back-up Servicer or the Successor Servicer or (iv) succeeding to the business of the Trust Collateral Agent, the Back-up Servicer or Successor Servicer in any of the foregoing cases shall be the successor to the Trust Collateral Agent, the Back-up Servicer or the Successor Servicer, as the case may be, under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. In the event that the resulting entity does not meet the eligibility requirements set forth in Section 6.11 of the Indenture, the Trust Collateral Agent, upon the written request of the Insurer, shall resign. Nothing contained herein shall be deemed to release the Trust Collateral Agent from any obligation.

     SECTION 9.4.  Limitation on Liability of Servicer, Trust Collateral Agent
                   -----------------------------------------------------------
and Others.
----------

          (a) Neither TFC, the Seller, the Trust Collateral Agent, the Back-up Servicer, the Successor Servicer, the Trustee nor any of the directors or officers or employees or agents of TFC, the Seller, the Trustee, the Back-up Servicer, the Successor Servicer or the Trust Collateral Agent shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not
                            --------  -------
protect TFC, the Trustee, the Trust Collateral Agent, the Back-up Servicer, the Successor Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties, reckless disregard of obligations and duties under this Agreement or any violation of law by TFC, the Seller, the Trustee, the Trust Collateral Agent, the Back-up Servicer, the Successor Servicer or such person, as the case may be; provided further,
                                                       -------- -------
however, that this provision shall not affect any liability to indemnify the
-------
Trust Collateral Agent, the Trustee, the Back-up Servicer, the Successor Servicer and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent, the Back-up Servicer, the Successor Servicer, the Trustee and the Owner Trustee, in their individual capacities. TFC, the Trust Collateral Agent, the Back-up Servicer, the Successor Servicer, the Trustee and any director, officer, employee or agent of any such entity may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Trust Collateral Agent, the Back-up Servicer and the Successor Servicer shall not be required to expend or risk their own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

          (b) Notwithstanding anything herein to the contrary, the Trust Collateral Agent, the Back-up Servicer (in its capacity as Back-up Servicer, but not in the event it becomes successor to the Servicer) and the Trustee shall not be liable for any obligation of the Servicer contained in this Agreement, and the Owner Trustee, the Seller, the Insurer and the Noteholders shall look only to the Servicer to perform such obligations.

          (c) The parties expressly acknowledge and consent to Wells Fargo Bank Minnesota, National Association acting in the possible multiple capacities of Back-up Servicer, P.O. Box Owner, Trust Collateral Agent and Trustee. Wells Fargo Bank Minnesota, National Association may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank Minnesota, National Association of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto, and the Noteholders except in the case of gross negligence and willful misconduct by Wells Fargo Bank Minnesota, National Association.

     SECTION 9.5.  Delegation of Duties.  The Servicer may delegate duties under
                   --------------------
this Agreement to an Affiliate thereof, with the prior written consent of the Controlling Party. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case, without the written consent of the Insurer and may perform other specific duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures, without the prior written consent of the Insurer; provided,
                                                                  --------
however, that no such delegation or sub-contracting of duties by the Servicer
-------
shall relieve the Servicer of its responsibility with respect to such duties.
So long as no Insurer Default shall have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or
(c) the Note Policy has not expired in accordance with its terms, neither TFC nor any party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Insurer and the Trust Collateral Agent.

     SECTION 9.6.  Servicer and Trustee Not to Resign.
                   ----------------------------------

          (a) Subject to the provisions of Section 9.3, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer, and the Controlling Party does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent, the Owner Trustee and the Controlling Party. No resignation of the Servicer shall become effective until the Successor Servicer or an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer.

          (b) The Trustee and any successor Trustee may resign under this Agreement at any time upon 30 days prior written notice by so notifying the Servicer, the Owner Trustee and the Insurer; provided, however that such
                                             --------  -------
resignation shall not be
effective until a successor to the Trustee shall have accepted appointment as successor Trustee.

                                   ARTICLE X

                                    Default
                                    -------

     SECTION 10.1.  Servicer Termination Event.  For purposes of this Agreement,
                    --------------------------
each of the following shall constitute a "Servicer Termination Event":
                                          --------------------------

          (a) Any failure by the Servicer to deliver, or cause to be delivered, to the Trustee any proceeds or payments required to be so delivered under the terms of this Agreement, the Notes or any other Basic Document to which it is a party (including deposits of the Purchase Amount pursuant to Section 3.2 and Section 4.6) that continues unremedied for a period of one (1) Business Day after the earlier to occur of (x) the date on which written notice is received by the Servicer from the Trustee or (unless an Insurer Default shall have occurred and be continuing) the Insurer, or (y) discovery of such failure by an Authorized Officer of the Servicer; or

          (b) Failure by the Servicer to deliver, or cause to be delivered, to the Trustee and (so long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms) the Insurer the Servicer's Certificate by the Determination Date prior to the related Payment Date that continues unremedied for a period of one
(1) Business Day or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 9.3(a) or in Section 4.12(f); or

          (c) Failure on the part of the Servicer duly to observe or perform any other covenant, agreement or obligation (including, any financial obligation) of the Servicer set forth in this Agreement (or, as to TFC, if TFC is the Servicer, the Purchase Agreement, the Notes or any other Basic Documents to which it is a party), which failure (i) would have a material adverse effect on the Noteholders (determined without regard to the availability of funds under the Note Policy), the Insurer (unless an Insurer Default shall have occurred and be continuing) or the Trust Property, and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by an Authorized Officer of the Servicer from the Trust Collateral Agent or the Insurer (or, if an Insurer Default shall have occurred and be continuing by any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes) or (y) the discovery of such failure by an Authorized Officer of the Servicer; or

          (d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

          (e) The commencement by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) or of any substantial part of its property or the making by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) of an assignment for the benefit of creditors or the failure by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) generally to pay its debts as such debts become due or the admission by the Servicer of its inability to pay its debts generally as they become due or the taking of corporate action by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) in furtherance of any of the foregoing; or

          (f) Any representation, warranty or certification made by the Servicer in this Agreement or any other Basic Document or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and (i) the incorrectness of such representation, warranty or certification has a material adverse effect on the interests or rights of the Trust, the Insurer or the Noteholders in the Trust Property, including the Receivables and, (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) discovery thereof by an Authorized Officer of the Servicer or (y) the delivery of written notice thereof shall have been given to the Servicer by the Trustee or the Insurer (or, if an Insurer Default shall have occurred and be continuing by any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes); or

          (g) So long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, an Insurance Agreement Event of Default shall have occurred; or

          (h) The existence in any audit of the Servicer required to be provided hereunder of a material exception which may have a material adverse effect on the Noteholders, the Trust Property or the Insurer, as determined under Section 1.7 by the Insurer in the reasonable exercise of its judgment; or

          (i) The Servicer (if TFC is the Servicer) shall fail to pay any principal, premium or interest on any indebtedness in excess of $1,000,000 (the "Indebtedness") or greater, when the same becomes due and payable (whether by
 -------------
scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue uncured and unwaived after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Servicer or any other similar event, shall occur and shall continue uncured and unwaived after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (j) So long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, the Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.13; or

          (k) So long as TFC is the Servicer hereunder, the failure of TFC Enterprises, Inc. to own 100% of the capital stock of the Servicer.

     SECTION 10.2. Consequences of a Servicer Termination Event.  If a Servicer
                   --------------------------------------------
Termination Event shall occur and be continuing, the Trustee shall, if so directed by the Controlling Party, by notice given in writing to the Servicer, terminate the rights and obligations of the Servicer under this Agreement subject to the compensation, rights of reimbursement, indemnity and limitation on liability to which the Servicer is then entitled and the rights of indemnity to which the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Back-up Servicer, the Successor Servicer, the Insurer and the Noteholders are then entitled, in each case pursuant to Sections 9.2 and 9.4 hereof.

     SECTION 10.3. Consequences of an Insurance Agreement Event of Default.
                   -------------------------------------------------------

          (a) If an Insurance Agreement Event of Default shall occur and be continuing, the Trustee shall, if so directed by the Insurer, by notice given in writing to the Servicer:

               (i) direct the Servicer to deliver to the successor to the Servicer its Collection Records and its Monthly Records with respect to a random sample of 100 Receivables within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing such Receivables; and/or

               (ii) terminate the rights and obligations of the Servicer under this Agreement.

     SECTION 10.4. Appointment of Successor.
                   ------------------------

          (a) On and after the time the Servicer receives a notice of termination pursuant to Sections 10.2 or 10.3, upon non-extension of the servicing term as referred to in Section 4.13, or upon the resignation of the Servicer pursuant to Section 9.6:

               (i) the Successor Servicer (unless the Insurer shall have exercised its option pursuant to Section 10.4(f) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein; and

               (ii) all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Successor Servicer (or such other successor to the Servicer appointed by the Controlling Party in its sole and absolute discretion pursuant to Section 10.4(f));

provided, however, that any successor to the Servicer shall have (i) no
--------  -------
liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that such successor to the Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction (except for those of any person to whom such successor to the Servicer delegates its duties pursuant to Section 9.5), (v) no liability or obligation with respect to any indemnification obligations of any prior servicer including the Servicer, (vi) not been deemed to have made any of the representations and warranties of the Servicer, and (vii) no liability to the extent that the information necessary for servicing the Receivables in accordance with the Required Standard of Care has not been provided to the Successor Servicer by the Servicer.

          (b) Any successor to the Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In the event that the Successor Servicer is the Servicer, the Successor Servicer in effectuating such succession, shall act in reasonable accordance with the terms and conditions set forth in in its operations manual entitled "Wells Fargo Third
                                                               -----------------
Party Business Assumption Guidelines". In the event that any of the terms or
------------------------------------
conditions set forth in its operations manual entitled "Wells Fargo Third Party
                                                        -----------------------
Business Assumption Guidelines" are inconsistent with any of the Basic
------------------------------
Documents, the terms and conditions set forth in such Basic Documents shall govern.

          (c) If a successor to the Servicer is acting as Servicer hereunder, it shall be subject to term-to-term servicing as referred to in Section 4.13 and to termination under Sections 10.2 or 10.3 upon the occurrence of any Servicer Termination Event or Insurance Agreement Event of Default applicable to it as Servicer.

          (d) Any successor to the Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise.

          (e) The terminated Servicer agrees to cooperate with any successor to the Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to such successor to the Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to such successor to the Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable such successor to the Servicer to service the Receivables and the Other Conveyed Property (including, without limitation, any and all documentation concerning the related Insurance Policies). If requested by the Controlling Party, any successor to the Servicer shall direct the Obligors to make all payments under the Receivables directly to such successor to the Servicer (in which event such successor to the Servicer shall process such payments in accordance with Section 4.2), or to a Post Office Box established by such successor to the Servicer at the direction of the Controlling Party, at the terminated Servicer's expense. The terminated Servicer shall grant the Trustee, the Back-up Servicer, the Trust Collateral Agent, any successor to the Servicer and the Controlling Party reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

          (f) The Insurer, or in the event that an Insurer Default shall have occurred and be continuing, a Security Majority, may exercise at any time its right to appoint as successor to the Servicer a Person other than the Person serving as successor to the Servicer at the time, and (without limiting its obligations under the Note Policy) shall have no liability to the Successor Servicer, TFC, the Seller, the Person then serving as successor servicer, any Noteholders or any other Person if it does so. Notwithstanding the above, if any successor to the Servicer shall be legally unable to act as Servicer, and an Insurer Default shall have occurred and be continuing, a Security Majority may petition a court of competent jurisdiction to appoint a successor to the Servicer. Pending appointment pursuant to the preceding sentence, such successor Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

          (g) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer payable by the outgoing Servicer, and to the extent such transition expenses have not been paid by the outgoing Servicer, such expenses payable pursuant to this Agreement shall not exceed $70,000 in the aggregate.

          (h) Notwithstanding the Successor Servicer's becoming the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, the Back-up Servicer shall be required to prepare the Servicer's Certificate and deliver the same in order to enable the Successor Servicer to perform its obligations under
Section 4.8.

     SECTION 10.5. Notification to Noteholders and Certificateholders.  Upon any
                   --------------------------------------------------
termination of, or appointment of a successor to the Servicer, any successor Servicer shall give prompt written notice thereof to each Noteholder. Any successor Servicer shall also give courtesy copies of such notice to the Rating Agencies.

     SECTION 10.6. Waiver of Past Defaults.  So long as no Insurer Default shall
                   -----------------------
have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, the Insurer (or, if an Insurer Default shall have occurred and be continuing, the Security Majority) may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto. Written notice of such waiver shall be given promptly to each Rating Agency.

     SECTION 10.7. Termination of Trustee.  If any of the following events occur
                   ----------------------
and shall be continuing, the Controlling Party, upon notice to the Noteholders, may terminate all of the duties of the Trustee under this Agreement:

               (i) the Trustee shall cease to meet the eligibility requirements for the Trustee as set forth in Section 6.11 of the Indenture and shall fail to resign after written request therefor by the Insurer,

               (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs.;

               (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

               (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

               (v) the Trustee has failed to perform its duties hereunder, and such failure has a material adverse effect on the Insurer or the Noteholders; and

               (vi)   the Trustee otherwise becomes incapable of acting.

          On or after the receipt by the Trustee of such written notice, all authority, power, obligations and responsibilities of the Trustee under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of such successor Trustee appointed by the Controlling Party.

     SECTION 10.8.  Successor Servicer.
                    ------------------
          (a) The Successor Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement with respect to the assumption of any servicing duties and no implied covenants or obligations shall be read into this Agreement against the Successor Servicer.

          (b) In the absence of bad faith or negligence on its part, the Successor Servicer may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Successor Servicer and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Successor Servicer, the Successor Servicer shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.

          (c) The Successor Servicer shall have no liability for any actions taken or omitted by the Servicer.

          (d) The Successor Servicer shall be entitled to all of the benefits and immunities afforded the Trustee pursuant to Section 6.2 of the Indenture.

     SECTION 10.9.  Termination of Back-up Servicer.  If the Back-up Servicer
                    -------------------------------
shall fail to duly observe or perform any of its covenants, agreements or obligations set forth in this Agreement which failure (i) would have a material adverse effect on the Noteholders (determined without regard to the availability of funds under the Note Policy), the Insurer (unless an Insurer Default shall have occurred and be continuing) or the Trust Property, and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by an Authorized Officer of the Back-up Servicer from the Insurer (or, if an Insurer Default shall have occurred and be continuing by any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes) or (y) the discovery of such failure by an Authorized Officer of the Back-up Servicer, the Insurer (or, if an Insurer Default shall have occurred and be continuing, any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes) may terminate all of the duties of the Back-up Servicer under this Agreement. Any removal pursuant to the provisions of this Section 10.09 shall take effect only upon the appointment of a successor to the Back-up Servicer and the acceptance in writing by such successor to Back-up Servicer of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof.

     SECTION 10.10. Termination of Successor Servicer.  If the Successor
                    ---------------------------------
Servicer (prior to becoming the successor to the Servicer) shall fail to duly observe or perform any of its covenants, agreements or obligations set forth in this Agreement which failure (i) would have a material adverse effect on the Noteholders (determined without regard to the availability of funds under the Note Policy), the Insurer (unless an Insurer Default shall have occurred and be continuing) or the Trust Property, and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by an Authorized Officer of the Successor Servicer from the Insurer (or, if an Insurer Default shall have occurred and be continuing by any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes) or (y) the discovery of such failure by an Authorized Officer of the Successor Servicer, the Insurer (or, if an Insurer Default shall have occurred and be continuing, any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes) may terminate all of the duties of the Successor Servicer under this Agreement. Any removal pursuant to the provisions of this Section 10.10 shall take effect only upon the appointment of a successor to the Successor Servicer and the acceptance in writing by such successor to Successor Servicer of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof.

                                  ARTICLE XI

                                  Termination
                                  -----------

     SECTION 11.1.  Optional Redemption of the Notes.
                    --------------------------------

          (a) On the last day of any Monthly Period as of which the Pool Balance shall be less than or equal to 15% of the Original Pool Balance, the Seller shall have the option to (i) redeem the Notes in an amount sufficient to pay the full amount of principal and interest then due and payable on the Notes and the Certificates plus all fees and expenses due and owing (with the prior written consent of the Insurer if such redemption would result in a claim on the Note Policy or would result in any amount owing to the Insurer under the Insurance Agreement remaining unpaid); and (ii) obtain the Trust Property, if any, in its capacity as the sole Certificateholder. To exercise such option, the Seller or the Servicer shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, if any, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Insurer and the Trustee, and shall succeed to all interests in and to the Trust. If the Seller or the Servicer exercises such option pursuant to this Section 11.1(a), the Servicer or the Seller shall comply with the notice requirements in Section 10.1(a) of the Indenture.

          (b) Upon any redemption of the Notes pursuant to Section 9.1 of the Trust Agreement, the Servicer shall instruct the Trustee to deposit the proceeds from such redemption after all payments and reserves therefrom (including the expenses of such redemption) have been made (the "Insolvency Proceeds") in the
                                                  -------------------
Collection Account.

          (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Trust Collateral Agent, the Insurer and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

          (d) Following the satisfaction and discharge of the Indenture, the payment in full of the principal of and interest on the Notes, the payment of all amounts due to the Insurer under the Insurance Agreement and to the Trustee and Trust Collateral Agent under the Indenture and this Agreement, the end of the Term of the Note Policy (as defined therein) and the surrender of the Note Policy by the Trust Collateral Agent to the Insurer, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

                                  ARTICLE XII

                     Administrative Duties of the Servicer
                     -------------------------------------

     SECTION 12.1.  Administrative Duties.
                    ---------------------

          (a)  Duties with Respect to the Indenture.  The Servicer shall
               ------------------------------------
perform all its duties and the duties of the Issuer under the Basic Documents. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Basic Documents. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Basic Documents. In connection with the foregoing, the Servicer shall be deemed an agent of the Issuer, authorized to act (including with respect to the execution of documents) on its behalf.

          (b)  Duties with Respect to the Issuer.
               ---------------------------------

               (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate additional action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

               (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trustee pursuant to such provision.

               (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Seller set forth in Section 5.1(a), (b), (c) and
(d) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that
                                                       --------  -------
once prepared by the Servicer, the Depositor shall retain responsibility under
Section 5.1(b) of the Trust Agreement for the distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

               (iv) The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

               (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms
                                              --------  -------
of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

          (c)  Tax Matters.  The Servicer shall prepare and file, on behalf of
               -----------
the Seller, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including Forms 1099 and 1066. All tax returns will be signed by the Seller.

          (d)  Non-Ministerial Matters.  With respect to matters that in the
               -----------------------
reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article XII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Insurer of the proposed action and the Owner Trustee and, with respect to items (i), (ii), (iii), (iv) and (v) below, the Insurer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:
                         -----------------------

               (i)    the amendment of or any supplement to the Indenture;

               (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

               (iii) the amendment, change or modification of this Agreement or any of the Basic Documents;

               (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

               (v)    the removal of the Trustee or the Trust Collateral Agent.

          (e)  Exceptions.  Notwithstanding anything to the contrary in this
               ----------
Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (i) make any payments to the Noteholders or Certificateholders under the Basic Documents, (ii) sell the Trust Property pursuant to Section 5.5 of the Indenture, (iii) take any other action that the Issuer directs the Servicer not to take on its behalf or (iv) in connection with its duties hereunder assume any indemnification obligation of any other Person.

          (f) The Successor Servicer or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under Section 12.1.

     SECTION 12.2.  Records.  The Servicer shall maintain appropriate books of
                    -------
account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Trustee and the Trust Collateral Agent at any time during normal business hours.

     SECTION 12.3.  Additional Information to be Furnished to the Issuer.  The
                    ----------------------------------------------------
Servicer shall furnish to the Issuer, the Insurer, the Trustee and the Trust Collateral Agent from time to time such additional information regarding the Collateral as the Issuer, the Insurer, the Trustee or the Trust Collateral Agent shall reasonably request.

                                 ARTICLE XIII

                           Miscellaneous Provisions
                           ------------------------

     SECTION 13.1.  Amendment.
                    ---------

          (a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee and the Owner Trustee (which consent may not be unreasonably withheld), with the prior written consent of the Insurer (which consent may not be unreasonably withheld) (so long as no Insurer Default has occurred and is continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms) and with the prior written notice to the Rating Agencies but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not
                            --------  -------
adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further, however, that if no Insurer Default has
                       -------- -------  -------
occurred and is continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, such action shall not materially adversely affect the interests of the Insurer.

          This Agreement may also be amended from time to time by the parties hereto, with the prior written consent of the Insurer, the consent of the Trustee and the Owner Trustee, the consent of the Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes, the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Certificate Balance (which consent of such Holders of Notes and Certificates given pursuant to this Section 13.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Securities and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Security) and with prior written notice to the Rating Agencies for the purpose of adding any provisions to or changing in any manner any provisions to or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however,
                                       --------  -------
that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the outstanding principal amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates; and provided,
                                                                 --------
further, that if no Insurer Default has occurred and is continuing and (a) there
-------
are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, such action shall not materially adversely affect the interest of the Insurer.

          Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder and to the Rating Agencies.

          The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders or Certificateholders shall be subject to such reasonable requirements as the Trustee or the Owner Trustee, as applicable, may prescribe, including the establishment of record dates.

          The Owner Trustee, the Trust Collateral Agent and the Trustee may, but shall not be obligated to, enter into any amendment which affects the Issuer's, the Owner Trustee's, the Trust Collateral Agent's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

          Prior to the execution of any amendment to this Agreement, the Trustee and the Trust Collateral Agent shall be entitled to receive or rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

          (b) Notwithstanding anything to the contrary contained in subsection 13.1(a) above, the provisions of this Agreement relating to (i) the Spread Account, the Requisite Amount, a Trigger Event or any component definition of a Trigger Event and (ii) any additional sources of funds which may be added to the Spread Account or uses of funds on deposit in the Spread Account may be amended in any respect by the Seller, the Servicer, the Insurer and the Trust Collateral Agent without the consent of, or notice to, the Noteholders or the Certificateholders.

          Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder and to the Rating Agencies.

     SECTION 13.2.  Protection of Title to Trust.
                    ----------------------------

          (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent and the Insurer in the Receivables and the Other Conveyed Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Insurer, the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor TFC, in its capacity as Servicer, shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of
(S) 9-402(7) of the UCC, unless it shall have given the Insurer, the Owner Trustee, the Trust Collateral Agent and the Trustee at least sixty days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or TFC, in its capacity as Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Insurer, the Trust Collateral Agent and the Trustee, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

          (c) Each of the Seller and TFC, in the capacity as Servicer, shall have an obligation to give the Insurer, the Owner Trustee, the Trust Collateral Agent and the Trustee at least 60 days' prior written notice of any relocation of its principal place of business and chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and the Seller shall at all times maintain its principal place of business and chief executive office, within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

          (e) The Servicer shall maintain or cause to be maintained, a computer system so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, such master computer records (including any back-up archives) that refer to a

Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's interest in a Receivable shall be deleted from or modified on such computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by TFC or the Seller.

          (f) If at any time the Seller or TFC shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust unless such Receivable has been paid in full or repurchased by TFC or the Seller.

          (g) Upon request, the Servicer shall furnish or cause to be furnished to the Insurer, the Owner Trustee or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust. The Trustee shall hold any such list and Schedule of Receivables for examination by interested parties during normal business hours at the Corporate Trust Office upon reasonable notice by such Persons of their desire to conduct an examination.

          (h) The Servicer shall deliver to the Insurer, the Owner Trustee, the Trust Collateral Agent and the Trustee simultaneously with the execution and delivery of this Agreement and, if required pursuant to Section 13.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such counsel, in form and substance reasonably satisfactory to the Insurer, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest or (C) any action which is necessary to preserve and protect such interest during the following 12-month period.

          Each Opinion of Counsel referred to in clause (A), (B) or (C) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

          (i) The Servicer shall permit the Trustee, the Trust Collateral Agent, the Insurer and their respective agents, during regular business hours and upon reasonable advance notice, to inspect and make copies of the records regarding any Receivables or any other portion of the Receivables.

     SECTION 13.3.  Notices.  All demands, notices and communications upon or
                    -------
to the Seller, the Servicer, the Owner Trustee, the Trustee, the Trust Collateral Agent, the

Insurer or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, or sent by confirmed telecopier transmission and shall be deemed to have been duly given upon receipt
(a) in the case of the Seller to TFC Receivables Corporation III, 5425 Robin Hood Road, Suite 101C, Norfolk, Virginia 23513, Attention: Chief Financial Officer, (b) in the case of the Servicer, to The Finance Company, 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513, Attention: Chief Financial Officer with a copy to John M. Paris Jr., Williams, Mullen, Clark, Dobbins P.C., One Columbus Center, Virginia Beach, Virginia 23462, (c) in the case of the Issuer or the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Telecopier # 302-651-8882, (d) in the case of the Trustee, the Trust Collateral Agent or the Back-up Servicer, to Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, MAC N9311-611 Minneapolis, Minnesota 55479, Corporate Trust Services-Asset Backed Administration, Telecopier # (612) 667-3464, (e) in the case of the Successor Servicer, to Wells Fargo Financial America, Inc., 59 Skyline Drive, Suite 1700, Lake Mary, Florida 32746, Telecopier # (407) 804-2996, Attention: Rick Potter,
(f) in the case of the Insurer, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Transaction Oversight Department, with a copy to the Senior Vice President - Transaction Oversight (in each case in which notice or other communication to the Insurer refers to a Servicer Termination Event, a claim on a Policy, a Deficiency Notice pursuant to Section
5.5 of this Agreement or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and shall be marked to indicate "URGENT MATERIAL
                                                                ---------------
ENCLOSED") Telecopier # 212-984-1498, (g) in the case of Moody's, to Moody's
--------
Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
ABS Monitoring Department, Telecopier # 212-553-0344, and (h) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 25 Broadway - 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department, Telecopier # 212-208-1582. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or Note Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder or Noteholder shall receive such notice.

     SECTION 13.4.  Assignment.  This Agreement shall inure to the benefit of
                    ----------
and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.4 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Trustee and the Insurer (or if an Insurer Default shall have occurred and be continuing, the Holders of Notes evidencing not less than 66% of the principal amount of the outstanding Notes).

     SECTION 13.5.  Limitations on Rights of Others.  The provisions of this
                    -------------------------------
Agreement are solely for the benefit of the parties hereto and for the benefit of the Certificateholders (including the Seller), the Trustee, the Owner Trustee (including in its individual capacity) and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 13.6.  Severability.  Any provision of this Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 13.7.  Separate Counterparts.  This Agreement may be executed by
                    ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 13.8.  Headings.  The headings of the various Articles and Sections
                    --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 13.9.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 13.10. Assignment to Trustee.  The Seller hereby acknowledges and
                    ---------------------
consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Noteholders and the Insurer of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment and delegation of any or all of the Issuer's rights and obligations hereunder to the Trustee.

     SECTION 13.11. Nonpetition Covenants.
                    ---------------------

          (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

     SECTION 13.12. Limitation of Liability of Owner Trustee, Trust Collateral
                    ----------------------------------------------------------
Agent and the Successor Servicer .
---------------------------------

          (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed on behalf of the Issuer by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, as Owner Trustee, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement. In no event shall Wilmington Trust Company be deemed to have assumed any duties of the Issuer under the Delaware Business Trust Statute, common law, or the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as Trust Collateral Agent and as Back-up Servicer and in no event shall Wells Fargo Bank Minnesota, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          (c) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Financial America, Inc. not in its individual capacity but solely as Successor Servicer and in no event shall Wells Fargo Financial America, Inc., in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     SECTION 13.13. Independence of the Servicer.  For all purposes of this
                    ----------------------------
Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.

Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     SECTION 13.14. No Joint Venture.  Nothing contained in this Agreement (i)
                    ----------------
shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     SECTION 13.15. Limited Recourse.  Notwithstanding anything to the contrary
                    ----------------
contained in this Agreement, the obligations of each of the Seller and Issuer under this Agreement are solely the corporate obligations of the Seller or the trust obligations of Issuer, as applicable, and shall be payable by the Seller or Issuer, as applicable, solely as provided in this Section 13.15 Each of the Seller and the Issuer shall only be required to pay (a) any fees, expenses, indemnities or other liabilities that it may incur under this Agreement to the extent it has funds available therefor on the date of such determination and (b) any expenses, indemnities or other liabilities that it may incur under this Agreement only to the extent it receives funds designated for such purposes or to the extent it has funds available therefor. In addition, no amount owing by any of the Seller or Issuer hereunder (other than principal and interest in respect of the Notes) in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in
Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Seller or the Issuer arising out of or based upon this Agreement against any stockholder, employee, officer, agent, director or authorized person of the Seller or affiliate thereof or any stockholder, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person
         --------  -------
or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. The obligation of the parties under this
Section 13.15 shall survive termination of this Agreement.

     SECTION 13.16. Third Party Beneficiary.  The Insurer, and each of its
                    -----------------------
respective successors and assigns, shall be a third party beneficiary to the provisions of this Agreement, and the Insurer shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms. Except as expressly stated otherwise herein, any right of the Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Insurer in its reasonable discretion. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Trustee. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Sale and Servicing Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                         TFC AUTOMOBILE RECEIVABLES
                         TRUST 2000-1

                         By: WILMINGTON TRUST COMPANY, not in
                             its individual capacity but solely as Owner Trustee on behalf of the Trust

                         By:______________________________________
                            Name:
                            Title:

                         TFC RECEIVABLES CORPORATION III

                         By:______________________________________
                            Name:
                            Title:

                         THE FINANCE COMPANY, in its individual
                         capacity and as Servicer

                         By:______________________________________
                            Name:
                            Title:

                         WELLS FARGO BANK MINNESOTA,
                         NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, Trust Collateral Agent, Back-up Servicer and as P.O. Box Owner

                         By:______________________________________
                            Name:
                            Title:

                         WELLS FARGO FINANCIAL AMERICA, INC., not in its individual capacity but solely as Successor Servicer

                         By:______________________________________
                            Name:
                            Title:

                                                                      SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                     [See Schedule A Of Purchase Agreement]

                                                                      SCHEDULE B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     1.  Characteristics of Receivables.  Each Receivable (A) was originated by
         ------------------------------
a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with either (i) TFC's credit policies or
(ii) credit policies which were reviewed by TFC prior to a purchase of a Receivable by TFC and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto was purchased by TFC from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment, was validly assigned by such Dealer to TFC pursuant to the Dealer Agreement or the Dealer Assignment, was validly assigned by TFC to the Seller, and was validly assigned by the Seller to the Trust and pledged by the Trust to the Trust Collateral Agent, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is a Receivable which provides for level Scheduled Receivable Payments (provided that the payment in the first Monthly Period and the payment in the final Monthly Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, (D) provides for, in the event that the related Contract is prepaid, a prepayment that fully pays the principal balance of such related Contract and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the annual percentage rate, (E) has not been amended or rewritten, or collections with respect to which deferred or waived, other than as evidenced in the Receivable File relating thereto, (F) that is a military Receivable, has an original term of eleven (11) to forty-eight (48) months or that is a civilian Receivable, has an original term of eleven (11) to sixty (60) months, (G) that has been acquired by TFC and, if a monthly pay contract which is not more than thirty (30) days delinquent, the related Obligor does not have other Receivables owing to TFC that are more than thirty (30) days delinquent or defaulted, (H) that has been acquired by TFC and, if a non-monthly-pay contract, is not more than thirty (30) days delinquent nor is it defaulted based on the Company's methodology in effect for converting non-monthly pay Receivables to a daily delinquency equivalent as such methodology is described in Schedule 1 of the Insurance Agreement nor does the Obligor have other Receivables owing to TFC that are more than thirty (30) days delinquent or defaulted, (I) has a final Scheduled Receivable Payment due no less than eight (8) months before the Final Scheduled Payment Date, (J) has an annual percentage rate of not less than 12.9%, (K) has a remaining Principal Balance of not more than $17,500, (L) has not been extended beyond its original term, except in keeping with the TFC's stated policies and procedures for deferments contained in the August 1, 1992 memo attached as part of Exhibit E hereto, which allows for up to two, one-month deferments in any twelve month period not to exceed up to four, one-month deferments over the life of a monthly-pay contract, (M) satisfies in all material respects, including but not limited to, down-payment provisions, the requirements under TFC's Credit Guidelines as in effect on August 31, 1999, (N) was purchased through an approved Dealer of TFC, (O) is due from a U.S. citizen in the case of military Receivables and a U.S. resident in the case of civilian Receivables and is denominated in U.S. dollars, (P) is secured by a Financed Vehicle and a valid first priority perfected security interest is in effect with respect to such Financed Vehicle, (Q) is owned solely by TFC free and clear of any lien, claim, or other encumbrance, excluding liens that will be released no later than the Closing Date, (R) with respect to the related security interest in the related Financed Vehicle is perfected and with clear legal right of repossession, (S) that is a Point-of-Sale Receivable, was secured by a vehicle covered by an Insurance Policy, and naming TFC as loss payee on the date the loan advance was made, (T) meets, in all material respects, all applicable requirements of federal, state, and local laws and regulations, (U) is not subject to any right of setoff by the Obligor and (V) will be clearly marked in the books and records of TFC as being sold to Seller, and from Seller to Issuer and liened to the Trust Collateral Agent.

     2.  No Fraud or Misrepresentation.  Each Receivable (A) was originated by a
         -----------------------------
Dealer, (B) was sold by the Dealer to TFC and (C) was sold by TFC to the Seller and by the Seller to the Trust without any fraud or misrepresentation in any case.

     3.  Compliance with Law.  All requirements of applicable federal, state and
         -------------------
local laws, and regulations thereunder (including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief
                             -       -
Act of 1940, as amended, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables, the Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects by TFC and the Seller, as applicable, and each Receivable, the sale of the Financed Vehicle evidenced by each Receivable and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made in all material respects and now complies in all material respects with all applicable legal and regulatory requirements.

     4.  Origination.  Each Point-of-Sale Receivable was originated in the
         -----------
United States and materially conforms to all requirements of the "Dealer
                                                                  ------
Underwriting Guide" applicable to such Receivable at the time assigned to TFC,
------------------
at the time of such assignment.

     5.  Binding Obligation.  Each Receivable represents the genuine, legal,
         ------------------
valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cut-Off Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each

Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     6.  No Government Obligor.  No Obligor is the United States of America or
         ---------------------
any State or any agency, department, subdivision or instrumentality thereof.

     7.  Obligor Bankruptcy.  At the Cut-Off Date, no Obligor had been the
         ------------------
subject of a current bankruptcy proceeding.

     8.  Schedule of Receivables.  The information set forth in the Schedule of
         -----------------------
Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cut-Off Date as delivered on the Closing Date.

     9.  Marking Records.  By the Closing Date, the Seller will have caused the
         ---------------
portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously identified to show that the Receivables have been sold to the Seller by TFC and resold by the Seller to the Trust in accordance with the terms of the Sale and Servicing Agreement.

     10. Computer Tape.  The Computer Tape made available by the Seller to the
         -------------
Trust Collateral Agent on the Closing Date was complete and accurate as of the Cut-Off Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

     11. Adverse Selection.  No selection procedures adverse to the Noteholders
         -----------------
or the Insurer were utilized in selecting the Receivables from those receivables owned by TFC which met the selection criteria contained in the Sale and Servicing Agreement.

     12. Chattel Paper.  The Receivables constitute chattel paper within the
         -------------
meaning of the UCC as in effect in the State of New York, Delaware, Virginia and Minnesota.

     13. One Original.  There is only one original executed copy of each
         ------------
Receivable.

     14. Receivable Files Complete. There exists a Receivable File pertaining to
         -------------------------
each Receivable and such Receivable File contains, without limitation, subject to any exceptions which may appear on any exception report delivered by the Trust Collateral Agent, (a) a fully executed original of the Receivable and (b) the original Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by the Unaffiliated Originator and TFC by TFC to the Seller, and, an assignment of the Lien Certificate executed by the Seller to the Trustee. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (a) and (b) above have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, a copy of the complete Receivable File for each Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guide as in effect at the time of purchase is in the possession of the Servicer or its bailee.

     15.  Receivables in Force.  No Receivable has been satisfied, subordinated
          --------------------
or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     16.  Lawful Assignment.  No Receivable was originated in, or is subject to
          -----------------
the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Securities. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

     17.  Good Title.  No Receivable has been sold, transferred, assigned or
          ----------
pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free (except with respect to GE Capital, which lien of GE Capital has been released (as of the Closing Date)) of any Lien and, upon execution and delivery of this Agreement by the Seller, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien other than the Lien of the Trust Collateral Agent. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

     18.  Security Interest in Financed Vehicle.  Each Receivable created or
          -------------------------------------
will create a valid, binding and enforceable first priority security interest in favor of TFC or the Trust Collateral Agent in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date, and will show TFC or the Trust Collateral Agent named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, TFC has received written evidence from the related Dealer that such Lien Certificate showing TFC or the Trust Collateral Agent as first lienholder has been applied for and (i) TFC's security interest has been validly assigned to the Seller pursuant to the Purchase Agreement and (ii) the Seller's security interest has been validly assigned by the Seller to the Trust pursuant to this Agreement and (iii) the Trust's security interest has been validly pledged to the Trust Collateral Agent pursuant to the Indenture. Immediately after the sale, transfer and assignment thereof by the Seller to the Trust, each

Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the Cut-Off Date). As of the Cut-Off Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

     19.  All Filings Made.  All filings (including UCC filings) required to be
          ----------------
made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust Collateral Agent a first priority perfected lien on the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

     20.  No Impairment.  Neither TFC nor the Seller has done anything to
          -------------
convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Insurer, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof.

     21.  Receivable Not Assumable.  No Receivable is assumable by another
          ------------------------
Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

     22.  No Default.  As of the Cut-Off Date, no Receivable was in default and
          ----------
no condition existed or event occurred that constituted a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cut-Off Date no Financed Vehicle had been repossessed.

     23.  Insurance.  At the time of origination of each Receivable that is
          ---------
Point-of-Sale Product, the related Financed Vehicle was covered by an Insurance Policy which was (i) in an amount at least equal to the lesser of, excluding any deductible, (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming TFC and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the Cut-Off Date.

     24.  Certain Characteristics of Receivables.  (i) No Receivable was more
          --------------------------------------
than 29 days past due as of the Cut-Off Date; (ii) no funds have been advanced by the Seller, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under subclause (i) of this clause 24; (iii) the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate as of the Cut-Off Date.

     25.  Direct Payment.  All Receivable are secured by Financed Vehicles on
          --------------
which at least one payment has been made directly to TFC subsequent to the date TFC has purchased such Receivable.

     26.  Military Assistance Corporation.  As of the Closing Date, Fort Knox
          -------------------------------
National Bank ("FKNB") has been directed by TFC, and evidence of FKNB's
                ----
acknowledgment has been received to directly transfer to the Collection Account all amounts received by it pursuant to the Military Assistance Corporation ("MAC") program.
  ---

     27.  Annual Percentage.  As of the Cut-Off Date, no more than 15.30% of the
          -----------------
Receivables (by Principal Balance) have annual percentage rates of less than 13.0% and the weighted average annual percentage rate for the entire pool is no less than 19.75%. SCHEDULE C

                                                                      SCHEDULE C
                          MONTHLY ACCOUNT INFORMATION

                                                                       EXHIBIT A

                         FORM OF SERVICER'S CERTIFICATE

                              [See Attached Pages]

                                                                       EXHIBIT B

                        FORM OF DEFICIENCY CLAIM NOTICE

                                     [Date]

Wells Fargo Bank Minnesota, National Association, as Trust Collateral Agent Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention:  Corporate Trust Administration

Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022

     Re:  Sale and Servicing Agreement, dated as of September 26, 2000
          (the "Agreement") among TFC Auto Receivables Trust 2000-1,
                ---------
          (The "Issuer"), TFC Receivables Corporation III, (the "Seller"),
                ------                                           ------
          The Finance Company (the "Servicer"), Wells Fargo Bank Minnesota,
                                    --------
          National Association, as Back-up Servicer and Trust Collateral
          Agent and Wells Fargo Financial America, Inc., as Successor Servicer.
          ----------------------------------------------------------------------

          Ladies and Gentlemen:

          Reference is hereby made to Section 5.5(a) of the Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

          Pursuant to Section 5.5(a) of the Agreement, please note the following information with respect to the Payment Date which is to occur on _______________:

     Deficiency Claim Amount:  $______________________

     Note Policy Claim Amount: $______________________

          The Trust Collateral Agent shall remit such Deficiency Claim Amount specified above for deposit into the Collection Account pursuant to Section 5.6 of the Agreement on the next Draw Date which is to occur on _________________.

                         Sincerely,


                         THE FINANCE COMPANY, as Servicer

                         By:___________________________
                            Name:
                            Title:

                                                                       EXHIBIT C

                 REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

To:  Wells Fargo Bank Minnesota, National Association

     Re: Sale and Servicing Agreement (the "Servicing Agreement"), dated as of September 26, 2000 between TFC Receivables Corporation III, (the "Seller"), TFC Automobile Receivables Trust 2000-1 (the "Trust"), The Finance Company individually and in its capacity as Servicer (the "Servicer"), Wells Fargo Bank Minnesota, National Association, as Back-up Servicer and Trust Collateral Agent, and Wells Fargo Financial
                                                           ---------------------
          America, Inc., as Successor Servicer
          ------------------------------------

          In connection with the administration of the Receivables held by you as the Trust Collateral Agent, we request the release, and acknowledged receipt, of the Receivable and related Receivable File described below, for the reason indicated.

Obligor's Name, Customer Account Number and Vehicle Identification Number
-------------------------------------------------------------------------

     1. Receivable Paid in Full. All amounts received in connection with such payments have been deposited into the Collection Account as required pursuant to
Section 3.3(b) of the Servicing Agreement

     2. Receivable Purchased from Trust pursuant to Section 3.2 or 4.6 of the Servicing Agreement.

     3. Receivable is being serviced or subject to enforcement of rights and remedies pursuant to Section 3.3(b) of the Servicing Agreement.

     4.   Other (explain) ____________________________________________

          If item 1 or 2 above is checked, and if all or part of the Receivable or Receivable File was previously released to us, please release to us any additional documents in your possession to the above specified Receivable.

          If Item 3 or 4 above is checked, upon our return of all of the above documents to you as the Indenture Trustee, please acknowledge your receipt by signing in the space indicated below and returning this form.

THE FINANCE COMPANY
as Servicer

By:_____________________________________
Name:___________________________________
Title:__________________________________
Date:___________________________________



DOCUMENTS RETURNED TO THE TRUST COLLATERAL AGENT:


WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
(Trust Collateral Agent)


By:_____________________________________
Name:___________________________________
Title:__________________________________
Date:___________________________________

                                                                       EXHIBIT D

                   TRUST COLLATERAL AGENT'S ACKNOWLEDGEMENT

          Wells Fargo Bank Minnesota, National Association (the "Trust
                                                                 -----
Collateral Agent"), holds on behalf of the Noteholders certain "Receivable
----------------                                                ----------
Files," as described in the Sale and Servicing Agreement, dated as of September
-----
26, 2000 (the "Sale and Servicing Agreement"), among TFC Automobile Receivables
               ----------------------------
Trust 2000-1, TFC Receivables Corporation III, as Seller, The Finance Company, as Servicer, Wells Fargo Bank Minnesota, National Association, as Trustee, as Back-up Servicer, as Trust Collateral Agent and as P.O. Box Owner and Wells Fargo Financial America, Inc., as Successor Servicer, hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Schedule A to said Sale and Servicing Agreement except as noted in the Exception List attached as Schedule I hereto.

          IN WITNESS WHEREOF, Wells Fargo Bank Minnesota, National Association, has caused this acknowledgement to be executed by its duly authorized officer as of this ____ day of _______________, 2000.

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, as Trust Collateral
                                   Agent



                                   By:_________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT E

                     THE FINANCE COMPANY CHARGE-OFF POLICY

                                                                       EXHIBIT F

                THE FINANCE COMPANY ALLOWABLE DELINQUENCY POLICY

                                                                       EXHIBIT G

                     THE FINANCE COMPANY DELINQUENCY POLICY